UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10337

Name of Fund:	BlackRock New York Municipal Income Trust (BNY)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 01/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%

U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)

International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)

Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.58	1.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.60)	(11.62)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview  For the Reporting Period Ended January 31, 2023

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by surging inflation and aggressive Fed policy tightening. The market experienced a drawdown on par with some of the worst on record as the U.S. central bank delivered 425bps of rate hikes at the fastest pace in history. However, growing expectations for a pause in policy tightening later in the period offered a reprieve. Strong credit fundamentals, bolstered by robust revenue growth and elevated fund balances, drove positive excess returns versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended January 31, 2023, municipal bond funds experienced net outflows totaling $141 billion (based on data from the Investment Company Institute), marking the largest outflow cycle on record. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $347 billion in issuance, below the $453 billion issued during the prior 12-months. New issue oversubscriptions waned as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of January 31, 2023 6 months: 0.73% 12 months: (3.25)%

A Closer Look at Yields

AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.

From January 31, 2022, to January 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 125 basis points (“bps”) from 1.95% to 3.20%, while ten-year rates increased by 64 bps from 1.55% to 2.19% and five-year rates increased by 83 bps from 1.22% to 2.05% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 2 bps. However, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve, which flattened by 150 bps.

The selloff experienced in early 2022 helped restore value to the asset class before outperformance in the latter half of the year stretched valuations across the curve. Municipal-to-Treasury ratios now sit below their 5-year averages, most notably in the front end of the curve.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. While revenue collections, particularly sales and personal income tax receipts, continue to be robust in an environment of higher inflation, growth may subside as inflation declines or the economy slows. In the meantime, prevailing higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. However, overall credit fundamentals are expected to remain sturdy. At this point, tax receipts could come under pressure although states with significant oil and gas production would benefit should prices remain elevated or rise. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of January 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Investment Objective

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2023 ($11.86)(a)	4.25%
Tax Equivalent Yield(b)	8.77%
Current Monthly Distribution per Common Share(c)	$ 0.0420
Current Annualized Distribution per Common Share(c)	$ 0.5040
Leverage as of January 31, 2023(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0375 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.86	$13.36	(11.23)%	$13.51	$10.67
Net Asset Value	13.26	13.58	(2.36)	13.69	11.82

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.23%	(7.59)%	2.05%	3.30%
Fund at Market Price(a)(b)	(8.87)	(13.17)	2.24	2.09

New Jersey Customized Reference Benchmark(c)	1.21	(2.85)	3.06	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

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Fund Summary as of January 31, 2023 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond-market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Allocations to the education and tobacco sectors contributed to performance, as did holdings in pre-refunded bonds. High-quality bonds outperformed low-quality issues, while short to intermediate maturities outperformed bonds with maturities of 25 years and above. Lower-coupon securities (those with coupons below 5%) also detracted, largely as a result of their underperformance in the first half of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	28.2%

State	23.6

Education	15.1

County/City/Special District/School District	10.6

Health	6.1

Corporate	5.0

Tobacco	4.6

Utilities	3.8

Housing	3.0

Other*	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	14.5%

2024	18.1

2025	7.5

2026	6.8

2027	7.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	2.3%

AA/Aa	37.2

A	37.3

BBB/Baa	16.9

BB/Ba	0.8

B	0.3

N/R(e)	5.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Investment Objective

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2023 ($11.82)(a)	4.11%
Tax Equivalent Yield(b)	7.48%
Current Monthly Distribution per Common Share(c)	$ 0.0405
Current Annualized Distribution per Common Share(c)	$ 0.4860
Leverage as of January 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0345 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.82	$13.67	(13.53)%	$13.86	$10.63
Net Asset Value	13.16	13.56	(2.95)	13.63	11.77

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.63)%	(7.98)%	1.73%	3.27%
Fund at Market Price(a)(b)	(11.46)	(13.37)	2.17	1.89

Michigan Customized Reference Benchmark(c)	0.14	(4.44)	2.32	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Michigan Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

Security selection in the transportation and school district sectors made small contributions to the Fund’s performance. On the other hand, yield curve positioning was the largest detractor due to the underperformance of longer-dated securities. Holdings in bonds with coupons of 4%, which lagged those with coupons of 5% or higher, also hurt performance. The Fund’s use of leverage further detracted at a time of falling prices. An allocation to lower-rated securities—which trailed higher-quality issues—was an additional detractor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Education	22.1%

Health	21.2

County/City/Special District/School District	18.2

State	18.2

Utilities	8.0

Transportation	6.1

Housing	5.2

Tobacco	1.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	14.2%

2024	8.6

2025	11.4

2026	10.4

2027	4.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	1.4%

AA/Aa	73.9

A	15.5

BBB/Baa	4.1

BB/Ba	0.4

N/R(e)	4.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Investment Objective

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2023 ($10.52)(a)	4.05%
Tax Equivalent Yield(b)	8.39%
Current Monthly Distribution per Common Share(c)	$ 0.0355
Current Annualized Distribution per Common Share(c)	$ 0.4260
Leverage as of January 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0315 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.52	$10.94	(3.84)%	$11.19	$8.95
Net Asset Value	11.89	12.12	(1.90)	12.25	10.35

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.32%	(8.85)%	1.18%	2.70%
Fund at Market Price(a)(b)	(1.66)	(16.22)	0.87	1.38

New York Customized Reference Benchmark(c)	0.94	(3.60)	2.02	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed. New York municipals slightly outperformed the national market.

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. Positions in the 10-year part of the yield curve performed well thanks to the combination of low supply and elevated demand from retail investors. At the sector level, tax-backed, education and transportation issues delivered positive returns. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with all of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.)

The Fund’s holdings in lower-quality bonds detracted from performance, as did its positions in longer-dated securities. Lower-coupon bonds, while recovering in the latter half of the period, also detracted from performance. The majority of this position was held in the housing sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	25.1%

County/City/Special District/School District	18.5

Utilities	14.9

Education	13.0

State	11.8

Housing	7.5

Health	4.4

Corporate	2.9

Tobacco	1.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	10.4%

2024	6.3

2025	14.8

2026	4.0

2027	12.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	11.4%

AA/Aa	57.6

A	18.7

BBB/Baa	4.8

BB/Ba	0.9

B	0.1

N/R(e)	6.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Objective

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2023 ($11.56)(a)	3.53%
Tax Equivalent Yield(b)	6.29%
Current Monthly Distribution per Common Share(c)	$ 0.0340
Current Annualized Distribution per Common Share(c)	$ 0.4080
Leverage as of January 31, 2023(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.56	$13.54	(14.62)%	$14.13	$10.23
Net Asset Value	13.37	13.92	(3.95)	14.03	11.93

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(1.71)%	(9.81)%	1.68%	2.98%
Fund at Market Price(a)(b)	(12.63)	(17.90)	0.72	1.81

Pennsylvania Customized Reference Benchmark(c)	0.41	(4.30)	2.30	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond-market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Holdings in the tax-backed local and transportation sectors also generated positive returns. Short-maturity bonds further contributed to performance due to their lower interest rate sensitivity and income accrual.

Holdings in bonds with maturities of 15 years and above detracted from performance. Lower-coupon bonds (those with coupons below 5%) also detracted, largely as a result of their underperformance in the first half of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Health	23.9%

Education	20.2

County/City/Special District/School District	18.9

Transportation	15.9

State	7.2

Utilities	6.7

Housing	2.8

Tobacco	2.3

Corporate	2.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	6.9%

2024	7.0

2025	12.9

2026	7.1

2027	13.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	0.6%

AA/Aa	46.1

A	30.3

BBB/Baa	7.0

BB/Ba	2.4

B	0.8

N/R(e)	12.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of the Fund’s total investments.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Objective

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2023 ($11.52)(a)	4.22%
Tax Equivalent Yield(b)	7.13%
Current Monthly Distribution per Common Share(c)	$ 0.0405
Current Annualized Distribution per Common Share(c)	$ 0.4860
Leverage as of January 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.52	$12.24	(5.88)%	$12.38	$9.99
Net Asset Value	12.77	13.04	(2.07)	13.14	11.26

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.32%	(7.80)%	2.50%	3.43%
Fund at Market Price(a)(b)	(3.58)	(10.49)	2.52	2.26

National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Security selection in the transportation sector contributed, as well. On the other hand, yield curve positioning was the largest detractor due to the underperformance of longer-dated securities. Holdings in bonds with coupons of 4%, which lagged those with coupons of 5% or higher, also hurt performance. The Fund’s use of leverage further detracted at a time of falling prices. An allocation to lower-rated securities—which trailed higher-quality issues—was an additional detractor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	28.3%

County/City/Special District/School District	19.1

State	16.2

Health	11.4

Utilities	9.5

Education	9.2

Tobacco	3.0

Corporate	1.7

Housing	1.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	7.5%

2024	6.7

2025	7.9

2026	5.8

2027	10.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	6.1%

AA/Aa	49.6

A	24.6

BBB/Baa	8.6

BB/Ba	1.9

B	0.2

N/R(e)	9.0

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of the Fund’s total investments.

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2023	BlackRock New York Municipal Income Trust (BNY)

Investment Objective

BlackRock New York Municipal Income Trust’s (BNY) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Fund invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2023 ($11.17)(a)	4.03%
Tax Equivalent Yield(b)	8.34%
Current Monthly Distribution per Common Share(c)	$ 0.0375
Current Annualized Distribution per Common Share(c)	$ 0.4500
Leverage as of January 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0305 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.17	$11.46	(2.53)%	$11.81	$9.12
Net Asset Value	12.25	12.51	(2.08)	12.65	10.48

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.25%	(9.56)%	0.83%	2.58%
Fund at Market Price(a)(b)	(0.21)	(12.03)	0.55	0.89

New York Customized Reference Benchmark(c)	0.94	(3.60)	2.02	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed. New York municipals slightly outperformed the national market.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock New York Municipal Income Trust (BNY)

Portfolio income was a large contributor to the Trust’s total return at a time of negative price performance. The Trust’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Positions in short duration bonds, including pre-refunded issues, contributed to results. (Duration is a measure of interest rate sensitivity.) Holdings in intermediate-maturity debt also outperformed as demand in that part of the yield curve helped support prices. Transportation and education issues were key contributors at the sector level.

On the other hand, positions in longer-dated securities (those with maturities of 25 years and above) hurt performance due to their longer duration. Holdings in bonds with coupons below 5%, which were also hurt by their longer duration, further weighed on results. The Trust’s use of leverage, which magnified the impact of falling prices, was an additional negative. Allocations to project finance and housing issues detracted, largely as a result of the lower coupon structures of the bonds held in the portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	27.2%

County/City/Special District/School District	17.1

Utilities	14.9

Education	13.6

State	11.0

Housing	5.5

Health	4.4

Corporate	3.1

Tobacco	2.2

Other*	1.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	9.4%

AA/Aa	50.6

A	23.1

BBB/Baa	6.6

BB/Ba	0.7

B	1.3

N/R(e)	8.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	9.7%

2024	8.0

2025	9.4

2026	5.8

2027	8.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	17

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.4%

Utilities — 0.4%
Guam Government Waterworks Authority, RB, Series A, AMT, 5.00%, 01/01/50	$2,945	$3,027,984

New Jersey — 137.4%

Corporate — 7.8%
New Jersey Economic Development Authority, RB
Series A, (NPFGC), 5.25%, 07/01/25(a)	950	1,016,004
Series A, (NPFGC), 5.25%, 07/01/26(a)	1,415	1,554,999
Series A, AMT, 5.63%, 11/15/30	1,730	1,761,709
Series B, AMT, 5.63%, 11/15/30	5,000	5,062,960
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	4,040	3,934,281
3.50%, 04/01/42	3,030	2,840,398
AMT, 3.00%, 08/01/41	21,580	17,102,215
AMT, 3.00%, 08/01/43	21,400	16,528,632
Series A, AMT, 2.20%, 10/01/39(b)	7,230	6,459,579

		56,260,777

County/City/Special District/School District — 15.1%
City of Bayonne New Jersey, Refunding GO, (BAM, SAW), 5.00%, 07/01/26(c)	3,990	4,357,531
Clifton Board of Education, GO
(AGM), 2.25%, 08/15/45	6,150	4,363,296
(AGM), 2.25%, 08/15/46	6,150	4,275,296
County of Essex New Jersey, GO, Series B, (SCH BD RES FD), 3.00%, 09/01/46	1,700	1,428,298
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,157,768
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	285,832
(NPFGC GTD), 5.50%, 10/01/28	9,380	10,984,655
(NPFGC GTD), 5.50%, 10/01/29	8,505	10,179,056
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	2,660	2,722,882
(SCH BD RES FD), 4.00%, 07/15/39	2,320	2,369,667
Hudson County Improvement Authority, RB 5.00%, 05/01/46	5,655	5,891,475
Series A-1, (NPFGC GTD), 0.00%, 12/15/32(d)	1,000	744,366
Jersey City Redevelopment Agency, RB, (GTD), 4.00%, 12/15/31	2,000	2,179,578
Mercer County Improvement Authority, RB, 5.00%, 09/01/40	2,480	2,606,641
Monroe Township Board of Education/Middlesex County, Refunding GO, (SCH BD RES FD), 5.00%, 03/01/25(c)	2,750	2,901,476
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(c)	3,065	3,093,302
Series B, AMT, 6.50%, 04/01/31	4,010	4,157,640
Newark Board of Education, Refunding GO
(BAM), 3.00%, 07/15/38	700	622,795
(BAM), 3.00%, 07/15/39	120	106,176
(BAM), 3.00%, 07/15/41	1,500	1,261,505
Sustainability Bonds, (BAM), 5.00%, 07/15/29	160	180,851
Sustainability Bonds, (BAM), 5.00%, 07/15/31	575	667,187
Sustainability Bonds, (BAM), 5.00%, 07/15/33	250	287,314
Sustainability Bonds, (BAM), 4.00%, 07/15/34	215	223,796

Security	Par (000)	Value

County/City/Special District/School District (continued)
Newark Board of Education, Refunding GO (continued)
Sustainability Bonds, (BAM), 4.00%, 07/15/35	$215	$221,234
Township of Irvington New Jersey, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/24(c)	1,175	1,218,717
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	37,810	37,893,295

		108,381,629

Education — 23.6%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	2,250	2,166,413
Camden County Improvement Authority, RB, 6.00%, 06/15/52	780	823,668
Gloucester County Improvement Authority, RB 5.00%, 07/01/44	1,985	2,034,073
Series A, 5.00%, 07/01/31	1,950	2,059,709
Series A, 5.00%, 07/01/32	1,775	1,874,602
Series A, 5.00%, 07/01/33	2,250	2,375,946
Series A, 5.00%, 07/01/34	1,200	1,267,003
New Jersey Economic Development Authority, RB 6.00%, 10/01/33	4,520	4,597,089
Series A, 5.00%, 07/01/27(e)	330	330,613
Series A, 5.13%, 11/01/29(e)	150	151,216
Series A, 5.00%, 01/01/35	2,000	1,934,788
Series A, 5.25%, 07/01/37(e)	1,030	1,007,556
Series A, 5.00%, 07/01/38	350	357,296
Series A, 6.25%, 11/01/38(e)	440	455,212
Series A, 5.00%, 07/01/47	1,235	1,183,452
Series A, 5.38%, 07/01/47(e)	1,685	1,556,148
Series A, 5.00%, 12/01/48	4,475	4,521,862
Series A, 5.00%, 06/15/49(e)	970	909,649
Series A, 5.00%, 07/01/50	905	914,346
Series A, 6.50%, 11/01/52(e)	2,490	2,526,212
Series A, 5.00%, 06/15/54(e)	730	673,261
Series A, 5.25%, 11/01/54(e)	4,040	3,562,011
Series WW, 5.25%, 06/15/25(c)	460	491,668
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	6,270	6,525,634
(AGM), 5.00%, 06/01/42	810	836,266
Class I, (SAP), 3.26%, 03/01/28(b)	4,510	4,586,927
Series A, 4.25%, 09/01/27(e)	210	208,007
Series A, 5.63%, 08/01/34(e)	630	636,066
Series A, 5.00%, 09/01/37(e)	805	791,304
Series A, 5.88%, 08/01/44(e)	1,070	1,076,318
Series A, 6.00%, 08/01/49(e)	555	558,122
Series A, 5.13%, 09/01/52(e)	1,700	1,582,346
New Jersey Educational Facilities Authority, RB
Series A, 5.00%, 07/01/45	2,420	2,530,446
Series C, (AGM), 3.25%, 07/01/49	1,060	858,324
Series C, (AGM), 4.00%, 07/01/50	895	869,486
New Jersey Educational Facilities Authority, Refunding RB
Series A, (BAM-TCRS), 5.00%, 07/01/28	2,050	2,214,978
Series A, 5.00%, 07/01/39	15,555	15,942,351
Series A, 5.00%, 07/01/44	14,500	14,715,282
Series A, 4.00%, 07/01/47	2,100	1,926,517
Series D, 5.00%, 07/01/38	1,000	1,006,459
Series D, 5.00%, 07/01/43	600	602,262

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 4.00%, 12/01/28	$270	$270,107
Series 1A, AMT, 4.50%, 12/01/28	715	715,469
Series 1A, AMT, 4.00%, 12/01/29	185	185,075
Series 1A, AMT, 4.50%, 12/01/29	910	910,607
Series 1A, AMT, 4.63%, 12/01/30	895	895,662
Series 1A, AMT, 4.00%, 12/01/31	290	290,120
Series 1A, AMT, 4.13%, 12/01/35	175	175,015
Series 1A-1, AMT, 4.00%, 12/01/29	1,325	1,335,131
Series 1A-1, AMT, 4.25%, 12/01/32	480	484,770
Series 1A-1, AMT, 4.50%, 12/01/36	420	423,782
Sub-Series C, AMT, 4.00%, 12/01/48	3,210	3,004,393
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B, AMT, 3.00%, 12/01/32	4,635	4,509,711
Series B, Class B, AMT, 4.00%, 12/01/41	3,265	3,292,214
Sub-Series C, Class C, AMT, 3.63%, 12/01/49	1,925	1,621,341
Series C, Class C, AMT, Subordinate, 5.00%, 12/01/52	18,705	19,339,118
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/45	12,000	12,317,592
Series A, AMT, 5.00%, 07/01/40	3,000	3,145,398
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	21,565	21,699,113

		169,855,506

Health — 8.9%
Camden County Improvement Authority, Refunding RB
5.00%, 02/15/33	2,000	2,041,234
5.00%, 02/15/34	590	602,166
Middlesex County Improvement Authority, RB, AMT, (AMBAC), 5.50%, 09/01/30	445	445,853
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	1,230	1,215,905
5.00%, 01/01/39	1,230	1,149,482
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	3,955	4,108,565
2.38%, 07/01/46	3,735	2,630,153
3.00%, 07/01/51	14,850	11,725,857
Series A, 5.50%, 07/01/43	5,505	5,577,061
Series B, 0.40%, 07/01/43(b)	10,450	10,450,000
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 01/01/24(c)	180	184,070
5.00%, 07/01/28	2,820	2,886,586
5.00%, 07/01/29	715	732,033
5.00%, 07/01/34	2,190	2,374,107
5.00%, 07/01/39	4,355	4,570,908
4.00%, 07/01/41	3,000	3,017,124
Series A, 4.00%, 07/01/43	3,500	3,511,813
Series A, 5.00%, 07/01/43	6,385	6,627,968

		63,850,885

Housing — 4.7%
New Jersey Housing & Mortgage Finance Agency, RB, Series A, (AGM), 5.00%, 05/01/27	1,920	1,922,556

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing
Series A, (HUD SECT 8), 2.25%, 11/01/36	$1,150	$959,635
Series A, (HUD SECT 8), 2.45%, 11/01/45	860	663,077
Series A, (HUD SECT 8), 2.65%, 11/01/46	1,150	855,226
Series A, (HUD SECT 8), 2.55%, 11/01/50	780	577,205
Series A, (HUD SECT 8), 2.70%, 11/01/51	1,150	818,041
Series A, (HUD SECT 8), 2.63%, 11/01/56	780	518,082
Series A, (HUD SECT 8), 2.75%, 11/01/56	1,150	793,599
Series D, AMT, 4.25%, 11/01/37	1,750	1,734,304
Series D, AMT, 4.35%, 11/01/42	1,000	975,775
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series A, 3.75%, 10/01/35	5,295	5,319,908
Series E, 2.25%, 10/01/40	2,505	1,934,802
Series E, 2.40%, 10/01/45	1,930	1,434,629
Series H, 2.15%, 10/01/41	2,995	2,403,538
Series H, 2.30%, 10/01/46	2,250	1,694,284
Series H, 2.40%, 04/01/52	2,255	1,610,706
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series A, 4.00%, 11/01/48	675	629,665
Series A, 4.10%, 11/01/53	400	396,201
Series 2, AMT, 4.60%, 11/01/38	3,120	3,117,722
Series 2, AMT, 4.75%, 11/01/46	3,795	3,712,098
Newark Housing Authority, RB, M/F Housing, Series A, AMT, 5.00%, 12/01/30	2,000	2,036,556

		34,107,609

Other — 0.0%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(f)(g)	2,350	24,134

State — 29.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	13,410	13,758,700
5.25%, 11/01/44	15,755	15,979,335
Garden State Preservation Trust, RB(d)
Series B, (AGM), 0.00%, 11/01/23	17,185	16,838,568
Series B, (AGM), 0.00%, 11/01/25	10,000	9,310,550
Series B, (AGM), 0.00%, 11/01/26	6,000	5,427,048
Series B, (AGM), 0.00%, 11/01/27	4,000	3,511,644
Series B, (AGM), 0.00%, 11/01/28	4,540	3,864,471
New Jersey Economic Development Authority, RB 5.00%, 06/15/43(h)	16,995	18,490,551
4.00%, 06/15/49	5,310	5,039,684
Series A, (NPFGC), 5.25%, 07/01/24	1,785	1,837,034
Series A, (NPFGC), 5.25%, 07/01/25	7,915	8,323,715
Series A, (NPFGC), 5.25%, 07/01/26	7,500	8,046,097
Series A, 5.00%, 06/15/42	2,000	2,084,622
Series B, 5.00%, 06/15/35	3,750	4,063,725
Series B, 5.00%, 06/15/43	3,470	3,638,288
Series WW, 5.25%, 06/15/33	380	402,513
Series WW, 5.00%, 06/15/34	5,500	5,795,449
Series WW, 5.00%, 06/15/36	3,115	3,263,978
Series WW, 5.25%, 06/15/40	7,915	8,226,716
New Jersey Economic Development Authority, Refunding RB
4.00%, 07/01/46	5,025	5,070,617

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New Jersey Economic Development Authority, Refunding RB (continued)
Series N-1, (NPFGC), 5.50%, 09/01/27	$1,000	$1,120,459
Series NN, 5.00%, 03/01/23(c)	19,715	19,756,658
Sub-Series A, 4.00%, 07/01/32	5,000	5,091,810
Sub-Series A, 5.00%, 07/01/33	5,050	5,398,844
Sub-Series A, 4.00%, 07/01/34	8,570	8,716,753
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	4,168	4,339,752
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 09/01/28	9,705	9,886,571
Series A, 5.00%, 09/01/32	4,000	4,142,888
Series A, 5.00%, 09/01/33	5,370	5,562,004
State of New Jersey, GO, 2.00%, 06/01/37	5,825	4,754,860

		211,743,904

Tobacco — 7.2%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	10,000	10,303,160
Series A, 5.25%, 06/01/46	6,500	6,771,271
Sub-Series B, 5.00%, 06/01/46	34,190	34,585,612

		51,660,043

Transportation — 35.1%
New Jersey Economic Development Authority, RB 4.00%, 11/01/44	4,715	4,573,838
Class A, 5.25%, 11/01/47	7,800	8,472,594
AMT, (AGM), 5.00%, 01/01/31	1,000	1,011,626
AMT, 5.13%, 01/01/34	2,290	2,309,298
AMT, 5.38%, 01/01/43	23,510	23,725,116
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/37	2,750	2,807,626
AMT, 5.00%, 10/01/47	1,450	1,456,277
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/42	785	846,254
5.25%, 06/15/46	790	860,812
4.50%, 06/15/49	4,600	4,626,114
Class BB, 5.00%, 06/15/36	3,750	4,154,513
Class BB, 4.00%, 06/15/37	1,550	1,568,704
Class BB, 4.00%, 06/15/40	6,000	5,973,018
Class BB, 4.00%, 06/15/50	1,350	1,274,678
Series A, (NPFGC), 5.75%, 06/15/24	1,205	1,252,519
Series A, 5.00%, 06/15/30	4,250	4,567,620
Series AA, 5.25%, 06/15/33	5,690	5,740,863
Series AA, 5.25%, 06/15/34	1,305	1,382,473
Series AA, 4.00%, 06/15/36	2,565	2,622,343
Series AA, 5.00%, 06/15/38	11,830	12,012,194
Series AA, 5.50%, 06/15/39	8,205	8,289,224
Series AA, 5.25%, 06/15/41	5,000	5,170,680
Series AA, 4.00%, 06/15/45	10,980	10,620,712
Series AA, 5.00%, 06/15/45	5,000	5,289,315
Series AA, 4.00%, 06/15/50	13,535	12,880,975
Series B, 5.00%, 06/15/33	2,450	2,699,942
Series BB, 4.00%, 06/15/44	5,100	4,960,041
Series BB, 4.00%, 06/15/50	10,100	9,573,073
Series C, (AGM), 0.00%, 12/15/32(d)	14,050	9,986,009
Series C, (AMBAC), 0.00%, 12/15/35(d)	8,300	4,814,183
Series C, (AMBAC), 0.00%, 12/15/36(d)	7,210	3,939,717
Series D, 5.00%, 06/15/32	3,300	3,434,201

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	$6,000	$3,480,132
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	4,795	4,797,891
Series A, 5.00%, 06/15/31	12,270	13,168,790
Series A, 5.00%, 12/15/32	7,815	8,660,763
Series A, 4.00%, 06/15/35	1,605	1,661,058
Series A, 5.00%, 12/15/35	2,000	2,158,800
Series A, 4.00%, 06/15/36	3,695	3,763,335
Series A, 5.00%, 12/15/36	500	535,407
New Jersey Turnpike Authority, RB
Series A1, 5.00%, 01/01/35	2,500	2,743,473
Series E, 5.00%, 01/01/45	8,720	8,964,378
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	4,648,584
Series A, (BHAC-CR AGM), 5.25%, 01/01/29	500	580,342
Series A, (AGM), 5.25%, 01/01/30	4,000	4,750,360
Series B, 5.00%, 01/01/40	5,740	6,148,843
South Jersey Port Corp., RB, Series B, AMT, 5.00%, 01/01/42	12,870	13,175,534

		252,134,242

Utilities — 5.6%
New Jersey Infrastructure Bank, RB
2.00%, 09/01/43	1,640	1,126,467
2.25%, 09/01/50	4,030	2,546,368
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	2,060	1,758,014
Series J, (AGM), 3.00%, 12/01/41	2,110	1,772,096
Series J, (AGM), 3.00%, 12/01/42	2,155	1,786,148
Series J, (AGM), 3.00%, 12/01/43	2,205	1,798,868
Series J, (AGM), 3.00%, 12/01/44	2,255	1,808,239
Series J, (AGM), 3.00%, 12/01/45	2,305	1,818,101
Rahway Valley Sewerage Authority, RB(d)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,750,200
Series A, (NPFGC), 0.00%, 09/01/28	6,600	5,693,714
Series A, (NPFGC), 0.00%, 09/01/29	9,650	8,076,240
Series A, (NPFGC), 0.00%, 09/01/31	6,000	4,696,326
Series A, (NPFGC), 0.00%, 09/01/33	5,000	3,604,510

		40,235,291

Total Municipal Bonds in New Jersey		988,254,020

New York — 6.8%

Transportation — 6.8%
Port Authority of New York & New Jersey, RB 93rd Series, 6.13%, 06/01/94	6,000	6,303,306
AMT, 5.00%, 11/01/30	2,000	2,232,084
AMT, 5.00%, 11/01/33	1,030	1,143,152
218th Series, AMT, 5.00%, 11/01/32	3,105	3,457,750
218th Series, AMT, 4.00%, 11/01/47	5,000	4,786,520
221st Series, AMT, 4.00%, 07/15/40	1,500	1,488,213
221th Series, AMT, 4.00%, 07/15/50	4,415	4,224,078
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/41	2,530	2,506,760
Series 223, AMT, 4.00%, 07/15/46	770	741,261
Port Authority of New York & New Jersey, Refunding RB
AMT, 5.00%, 01/15/47	7,720	8,323,812

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB (continued)
206th Series, AMT, 5.00%, 11/15/42	$4,475	$4,696,624
206th Series, AMT, 5.00%, 11/15/47	5,000	5,120,410
Series 178th, AMT, 5.00%, 12/01/33	4,005	4,075,480

Total Municipal Bonds in New York		49,099,450

Pennsylvania — 2.5%

Transportation — 2.5%
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,460	2,597,541
Delaware River Port Authority, RB 5.00%, 01/01/24(c)	2,000	2,042,028
5.00%, 01/01/37	8,830	9,022,229
5.00%, 01/01/40	4,000	4,080,508

Total Municipal Bonds in Pennsylvania		17,742,306

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,808	2,674,620
Series A-1, Restructured, 5.00%, 07/01/58	12,716	12,528,439
Series A-2, Restructured, 4.78%, 07/01/58	2,906	2,766,175
Series A-2, Restructured, 4.33%, 07/01/40	12,863	12,300,656
Series B-1, Restructured, 4.75%, 07/01/53	638	608,257
Series B-2, Restructured, 4.78%, 07/01/58	618	587,470
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	11,852	3,291,158

Total Municipal Bonds in Puerto Rico		34,756,775

Total Municipal Bonds — 151.9% (Cost: $1,098,464,362)		1,092,880,535

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

New Jersey — 5.2%

County/City/Special District/School District — 1.6%
Union County Utilities Authority, Refunding RB, Series A, 5.00%, 06/15/41	11,685	11,704,306

Health — 0.8%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	5,555	5,428,456

State — 2.8%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	17,920	19,947,258

Total Municipal Bonds in New Jersey		37,080,020

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.2% (Cost: $35,660,441)		37,080,020

Total Long-Term Investments — 157.1% (Cost: $1,134,124,803)		1,129,960,555

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(j)(k)	20,169,844	$20,173,878

Total Short-Term Securities — 2.8% (Cost: $20,167,827)		20,173,878

Total Investments — 159.9% (Cost: $1,154,292,630)		1,150,134,433

Other Assets Less Liabilities — 1.1%		7,702,757

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.1)%		(22,178,951)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (57.9)%		(416,333,444)

Net Assets Applicable to Common Shares — 100.0%		$719,324,795

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$42,316,790	$—	$(22,134,979	)(a)	$(3,801)	$(4,132)	$20,173,878	20,169,844	$377,519	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts 10-Year U.S. Treasury Note	196	03/22/23	$22,503	$(228,822)
U.S. Long Bond	242	03/22/23	31,604	(606,790)
5-Year U.S. Treasury Note	227	03/31/23	24,846	(189,785)

				$(1,025,397)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,025,397	$—	$1,025,397

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,968,971	$—	$5,968,971

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$455,843	$—	$455,843

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$79,280,984

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,092,880,535	$—	$1,092,880,535
Municipal Bonds Transferred to Tender Option Bond Trusts	—	37,080,020	—	37,080,020
Short-Term Securities
Money Market Funds	20,173,878	—	—	20,173,878

	$20,173,878	$1,129,960,555	$—	$1,150,134,433

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,025,397)	$—	$—	$(1,025,397)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(22,059,998)	$—	$(22,059,998)
VRDP Shares at Liquidation Value	—	(417,100,000)	—	(417,100,000)

	$—	$(439,159,998)	$—	$(439,159,998)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Michigan — 148.5%

County/City/Special District/School District — 29.8%
Battle Creek School District, Refunding GO, (Q-SBLF), 5.00%, 05/01/37	$1,170	$1,254,582
Berkley School District, GO, (Q-SBLF), 5.00%, 05/01/35	2,965	3,139,941
Byron Center Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/43	4,475	4,774,601
Series I, (Q-SBLF), 5.00%, 05/01/47	740	779,948
Chippewa Valley Schools, GO, (Q-SBLF), 5.00%, 05/01/43	4,275	4,650,076
Clarkston Community Schools, GO, Series I, (Q-SBLF), 5.00%, 05/01/47(a)	2,500	2,767,185
Columbia School District, GO, (Q-SBLF), 5.00%, 11/01/23(b)	5,185	5,278,081
Coopersville Area Public Schools, GO
Series I, (Q-SBLF), 4.50%, 05/01/41	425	448,649
Series I, (Q-SBLF), 4.50%, 05/01/43	320	335,287
Series I, (Q-SBLF), 4.00%, 05/01/45	850	834,966
Series I, (Q-SBLF), 4.00%, 05/01/48	745	717,219
Series I, (Q-SBLF), 4.13%, 05/01/52	1,000	964,518
County of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	1,994,430
Dearborn School District, GO, Series A, (Q-SBLF), 5.00%, 11/01/23(b)	4,300	4,377,193
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,217,278
Farmington Public School District, Refunding GO
(AGM), 5.00%, 05/01/33	1,500	1,586,118
(AGM), 5.00%, 05/01/34	1,500	1,586,059
(AGM), 5.00%, 05/01/35	1,000	1,057,334
Fraser Public School District, Refunding GO
(Q-SBLF), 5.00%, 05/01/43	2,000	2,128,932
(Q-SBLF), 5.00%, 05/01/47	3,225	3,398,440
Grandville Public Schools, GO, Series II, (AGM), 5.00%, 05/01/40	3,250	3,408,467
Gull Lake Community School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/48	4,000	4,226,576
Hudsonville Public Schools, GO, Series I, (Q-SBLF), 4.00%, 05/01/45	2,040	2,035,853
Jackson Public Schools, GO, (Q-SBLF), 5.00%, 05/01/42	4,000	4,252,952
Karegnondi Water Authority, Refunding RB 5.00%, 11/01/41	2,750	2,882,542
5.00%, 11/01/45	3,000	3,111,087
Kentwood Public Schools, GO 5.00%, 05/01/41	1,120	1,178,139
5.00%, 05/01/44	1,815	1,890,958
Lowell Area Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/47	1,500	1,614,558
Series I, (Q-SBLF), 5.00%, 05/01/49	1,750	1,876,133
Ludington Area School District, GO
Series II, (BAM Q-SBLF), 4.00%, 11/01/39	1,925	1,975,412
Series II, (BAM Q-SBLF), 4.00%, 11/01/40	1,975	2,021,063
Series II, (BAM Q-SBLF), 4.00%, 11/01/44	2,015	2,033,790
Michigan Finance Authority, RB 5.00%, 11/01/34	215	240,369
5.00%, 11/01/38	2,500	2,710,195
5.00%, 11/01/43	4,000	4,275,264
Series H-1, 5.00%, 10/01/39(b)	5,400	5,525,253

Security	Par (000)	Value

County/City/Special District/School District (continued)
Mona Shores Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/42	$1,000	$1,089,681
Series I, (Q-SBLF), 5.00%, 05/01/43	1,025	1,114,604
Series I, (Q-SBLF), 5.00%, 05/01/44	1,525	1,653,152
Novi Community School District, GO, Series II, 4.00%, 05/01/47	1,150	1,147,613
Swartz Creek Community Schools, GO, (Q-SBLF), 5.00%, 05/01/44	4,270	4,640,568
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 11/01/23(b)	5,480	5,578,377
(Q-SBLF), 5.00%, 05/01/47	4,015	4,431,685
(Q-SBLF), 5.00%, 05/01/49	2,500	2,742,215
West Ottawa Public Schools, GO, (AGM), 4.00%, 11/01/46	3,455	3,465,068
Zeeland Public Schools, GO, Series A, (AGM), 5.00%, 05/01/33	1,000	1,060,555

		115,472,966

Education — 32.1%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	10,000	10,016,670
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,688,656
Lake Superior State University, RB, (AGM), 5.00%, 01/15/48	3,750	3,953,681
Michigan Finance Authority, Refunding RB 4.00%, 02/01/29	700	680,903
5.00%, 02/01/33	830	846,809
4.00%, 12/01/33	1,720	1,720,862
5.00%, 12/01/36	1,550	1,562,696
5.00%, 09/01/40	1,000	993,824
5.00%, 12/01/40	2,900	2,915,094
5.00%, 12/01/45	4,400	4,416,179
4.00%, 09/01/46	1,750	1,664,583
Series 25-A, AMT, 4.00%, 11/01/28	6,315	6,319,105
Series 25-A, AMT, 4.00%, 11/01/29	5,480	5,484,472
Series 25-A, AMT, 4.00%, 11/01/30	2,645	2,646,899
Series 25-A, AMT, 4.00%, 11/01/31	3,150	3,152,221
Michigan State University, Refunding RB
Series B, 4.00%, 02/15/44	4,000	4,022,204
Series B, 5.00%, 02/15/44	9,570	10,481,667
Series C, 4.00%, 02/15/44	7,275	7,349,743
Michigan Technological University, RB
Series A, 5.00%, 10/01/45	1,800	1,847,322
Series A, (AGM), 5.25%, 10/01/52	1,675	1,821,728
Oakland University, RB, 5.00%, 03/01/41	3,635	3,777,721
Wayne State University, RB
Series A, 5.00%, 11/15/40	13,000	13,254,891
Series A, 4.00%, 11/15/48	2,000	1,934,286
Western Michigan University, RB, Series A, (AGM), 5.00%, 11/15/51	2,215	2,404,068
Western Michigan University, Refunding RB
(AGM), 5.00%, 11/15/23(b)	1,750	1,783,166
5.25%, 11/15/23(b)	8,475	8,651,983
(AGM), 5.25%, 11/15/23(b)	1,000	1,020,883
5.00%, 11/15/49	17,115	18,287,001

		124,699,317

Health — 32.0%
Grand Traverse County Hospital Finance Authority, RB
Series A, 5.00%, 07/01/44	4,230	4,276,391
Series A, 5.00%, 07/01/47	2,200	2,219,947
Series A, 5.00%, 07/01/49	2,610	2,685,228

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Grand Traverse County Hospital Finance Authority, RB (continued)
Series B, 4.00%, 07/01/49	$2,000	$1,847,722
Kalamazoo Economic Development Corp., Refunding RB
5.00%, 05/15/32	805	776,295
5.00%, 05/15/42	425	387,506
Kentwood Economic Development Corp., RB, 4.00%, 11/15/45	750	603,023
Kentwood Economic Development Corp., Refunding RB, 5.00%, 11/15/41	2,335	2,276,209
Michigan Finance Authority, RB
Series S, 5.00%, 11/01/44	2,000	2,043,858
Series S, 4.00%, 11/01/46	1,025	974,006
Michigan Finance Authority, Refunding RB 5.00%, 04/15/37	2,000	2,223,990
5.00%, 11/15/37	3,000	3,120,645
5.00%, 04/15/38	3,120	3,436,430
5.00%, 11/15/41	1,000	1,033,335
4.00%, 04/15/42	3,210	3,164,338
5.00%, 11/15/45	3,750	3,815,494
5.00%, 12/01/45	21,445	22,087,685
4.00%, 11/15/46	8,500	8,160,051
Series 2, 4.00%, 03/01/51	6,000	5,752,044
Series A, 4.00%, 12/01/49	1,500	1,457,337
Series S, 5.00%, 05/15/32	1,000	1,047,219
Series S, 5.00%, 05/15/33	2,000	2,086,966
Series S, 5.00%, 05/15/34	6,500	6,807,099
Series S, 5.00%, 05/15/35	4,945	5,178,216
Michigan State Hospital Finance Authority, Refunding RB
5.00%, 11/15/46	2,235	2,312,727
5.00%, 11/15/47	4,665	4,947,596
Michigan Strategic Fund, Refunding RB, 5.00%, 11/15/43	1,220	1,182,172
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 03/01/24(b)	27,365	28,098,136

		124,001,665

Housing — 6.7%
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.45%, 10/01/34	1,000	1,001,665
Series A, 4.63%, 10/01/39	3,490	3,492,513
Series A, 4.30%, 10/01/40	3,320	3,328,675
Series A, 4.00%, 10/01/43	7,420	7,085,054
Series A, 4.75%, 10/01/44	5,000	5,002,785
AMT, (GNMA), 4.75%, 04/20/37	2,725	2,725,114
Series A, AMT, 2.45%, 10/01/46	5,000	3,446,080

		26,081,886

State — 23.3%
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,002,030
Series F, 5.25%, 10/01/41	8,595	8,615,259
Michigan State Building Authority, Refunding RB
Series I, 4.00%, 10/15/40	3,300	3,348,962
Series I, 5.00%, 04/15/41	4,750	5,025,609
Series I, 5.00%, 10/15/47	5,000	5,536,755
Series I, 4.00%, 10/15/49	7,000	6,857,494

Security	Par (000)	Value

State (continued)
Michigan Strategic Fund, RB Series A, 5.25%, 10/15/40	$3,000	$3,192,258
AMT, (AGM), 4.25%, 12/31/38	14,000	13,609,764
AMT, 5.00%, 12/31/43	15,000	15,207,030
State of Michigan Trunk Line Revenue, RB 4.00%, 11/15/44	25,910	26,101,190
Series B, 4.00%, 11/15/45	2,000	1,990,860

		90,487,211

Tobacco — 1.6%
Michigan Finance Authority, Refunding RB
Series A, Class 1, 4.00%, 06/01/40	1,250	1,185,909
Series B-2, Class 2, 0.00%, 06/01/65(c)	50,000	5,114,650

		6,300,559

Transportation — 9.9%
Gerald R Ford International Airport Authority, RB, AMT, (GTD), 5.00%, 01/01/51	8,435	9,105,608
Wayne County Airport Authority, RB
Series A, 5.00%, 12/01/42	1,000	1,054,734
Series A, 5.00%, 12/01/46	4,000	4,310,424
Series D, 5.00%, 12/01/35	3,850	4,098,668
Series D, 5.00%, 12/01/45	7,500	7,711,410
Series B, AMT, 5.00%, 12/01/42	1,000	1,034,633
Series B, AMT, 5.00%, 12/01/47	1,250	1,280,166
Series C, AMT, 5.00%, 12/01/39	1,475	1,499,526
Wayne County Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	8,327,120

		38,422,289

Utilities — 13.1%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NPFGC), 5.00%, 07/01/34	10	10,022
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,064,614
Great Lakes Water Authority Sewage Disposal System Revenue, RB, Series A, Senior Lien, 5.25%, 07/01/47	8,000	8,788,344
Great Lakes Water Authority Water Supply System Revenue, RB
Series B, 2nd Lien, 5.00%, 07/01/46	10,000	10,313,160
Series A, Senior Lien, 5.00%, 07/01/45	1,750	1,871,383
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/44	1,000	1,080,798
Series A, 5.00%, 07/01/48	14,000	14,998,312
Michigan Finance Authority, Refunding RB
Series D-1, 5.00%, 07/01/34	2,000	2,122,654
Series D-1, 5.00%, 07/01/35	750	795,829
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	1,000	1,036,355
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/32	5,250	5,440,858
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/33	3,000	3,109,089

		50,631,418

Total Municipal Bonds in Michigan		576,097,311

Puerto Rico — 5.0%

State — 5.0%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.75%, 07/01/31	1,061	1,150,659
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	534	508,635

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-1, Restructured, 5.00%, 07/01/58	$825	$812,831
Series A-2, Restructured, 4.78%, 07/01/58	103	98,044
Series A-2, Restructured, 4.33%, 07/01/40	1,109	1,060,517
Series B-1, Restructured, 4.75%, 07/01/53	616	587,283
Series B-1, Restructured, 5.00%, 07/01/58	7,451	7,345,904
Series B-2, Restructured, 4.33%, 07/01/40	5,880	5,619,298
Series B-2, Restructured, 4.78%, 07/01/58	597	567,508
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,202	1,722,221

Total Municipal Bonds in Puerto Rico		19,472,900

Total Municipal Bonds — 153.5% (Cost: $600,566,104)		595,570,211

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Michigan — 9.9%

Education — 4.1%
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	6,160	6,669,075
Wayne State University, RB, Series A, 5.00%, 11/15/43(e)	8,530	9,102,250

		15,771,325

Health — 2.6%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	10,002	10,221,400

Housing — 1.8%
Michigan State Housing Development Authority, RB, S/F Housing, 5.50%, 06/01/53	6,580	7,187,584

State — 1.4%
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,150	5,356,505

Total Municipal Bonds in Michigan		38,536,814

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.9% (Cost: $38,263,608)		38,536,814

Total Long-Term Investments — 163.4% (Cost: $638,829,712)		634,107,025

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(f)(g)	1,799,056	$1,799,416

Total Short-Term Securities — 0.5% (Cost: $1,798,875)		1,799,416

Total Investments — 163.9% (Cost: $640,628,587)		635,906,441

Other Assets Less Liabilities — 0.9%		3,484,687

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.1)%		(19,748,532)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.7)%		(231,547,727)

Net Assets Applicable to Common Shares — 100.0%		$388,094,869

(a)	When-issued security.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on November 15, 2026, is $5,904,172. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,981,267	$—	$(1,184,195	)(a)	$1,898	$446	$1,799,416	1,799,056	$27,936	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	33	03/22/23	$3,789	$(62,481)
U.S. Long Bond	61	03/22/23	7,966	(256,760)
5-Year U.S. Treasury Note	41	03/31/23	4,488	(62,760)

				$(382,001)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$382,001	$—	$382,001

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,921	$—	$2,921

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(382,001)	$—	$(382,001)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,441,766

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$595,570,211	$—	$595,570,211
Municipal Bonds Transferred to Tender Option Bond Trusts	—	38,536,814	—	38,536,814
Short-Term Securities
Money Market Funds	1,799,416	—	—	1,799,416

	$1,799,416	$634,107,025	$—	$635,906,441

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(382,001)	$—	$—	$(382,001)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(19,632,058)	$—	$(19,632,058)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(251,532,058)	$—	$(251,532,058)

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, AMT, 5.00%, 01/01/50	$630	$647,752

New York — 141.2%

Corporate — 4.6%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	13,585	15,476,861
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	205	194,622
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,895	1,975,681
AMT, 5.00%, 10/01/40	500	510,611
New York Transportation Development Corp., Refunding RB
AMT, 2.25%, 08/01/26	1,785	1,693,785
AMT, 3.00%, 08/01/31	1,755	1,619,072

		21,470,632

County/City/Special District/School District — 28.4%
Battery Park City Authority, RB, 4.00%, 11/01/44	4,605	4,653,527
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	2,695	2,668,546
Series D-1, 5.50%, 05/01/46	1,360	1,591,726
Series F-1, 4.00%, 03/01/47	2,730	2,760,961
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,127,861
Sub-Series D-1, 5.00%, 08/01/31	1,300	1,317,232
City of New York New York, Refunding GO
Series E, 5.50%, 08/01/25	2,685	2,724,915
Series E, 5.00%, 08/01/32	2,040	2,067,052
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,770	1,953,388
Series A, 4.25%, 04/01/52	5,000	4,977,400
County of Nassau New York, Refunding GO
Series A, (AGM), 4.00%, 04/01/49	4,235	4,120,795
Series B, (AGM), 5.00%, 04/01/40	2,155	2,369,028
County of Suffolk New York, Refunding GO, Series A, Catholic Health Services, (BAM), 2.00%, 06/15/34	3,900	3,383,582
Erie County Industrial Development Agency, Refunding RB
Series A, (SAW), 5.00%, 05/01/28	750	804,806
Series A, (SAW), 5.00%, 05/01/29	4,060	4,356,729
Ithaca City School District, Refunding GO
(BAM, SAW), 2.00%, 06/15/33	450	398,954
(BAM, SAW), 2.00%, 06/15/34	880	759,612
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	685	643,834
New York City Industrial Development Agency, RB(b)
(AGC), 0.00%, 03/01/39	5,000	2,429,035
(AGC), 0.00%, 03/01/43	4,330	1,681,248
New York City Industrial Development Agency, Refunding RB
(AGM), 4.00%, 03/01/45	4,395	4,280,242
3.00%, 03/01/49	2,215	1,678,704
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	1,000	1,021,131
Series B-1, 5.00%, 08/01/45	4,425	4,707,873

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Series F-1, 5.00%, 05/01/38	$4,120	$4,454,041
Sub-Series A-1, 5.00%, 08/01/40	1,025	1,114,546
Sub-Series A-3, 4.00%, 08/01/43	3,320	3,344,266
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,597,617
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,749,079
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,255,768
Sub-Series E-1, 5.00%, 02/01/43	3,725	3,969,006
Series A-2, Subordinate, 5.00%, 08/01/39	4,105	4,424,525
Series C, Subordinate, 4.00%, 05/01/45	2,725	2,712,868
Series F-1, Subordinate, 5.00%, 02/01/44	430	482,342
New York Convention Center Development Corp., RB, CAB(b)
Series B, Sub Lien, 0.00%, 11/15/32	685	477,469
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,018,589
Series B, Sub Lien, 0.00%, 11/15/47	6,740	1,918,265
Series B, Sub Lien, 0.00%, 11/15/48	3,550	1,056,342
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,825	1,439,096
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	7,370	7,675,324
5.00%, 11/15/45	13,995	14,403,248
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(c)	6,110	6,094,676
Series A, 2.88%, 11/15/46	4,805	3,645,135
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(d)	2,500	2,502,278
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,400	1,241,348
Series A, (SAW), 2.00%, 07/15/35	830	713,297
Town of Oyster Bay New York, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	465	403,693
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(d)	750	758,873

		131,929,872

Education — 17.6%
Albany Capital Resource Corp., Refunding RB 4.00%, 07/01/41	880	694,382
4.00%, 07/01/51	915	642,376
Series A, 5.00%, 12/01/31	250	255,046
Series A, 5.00%, 12/01/32	100	102,015
Series A, 4.00%, 12/01/34	110	107,308
Build NYC Resource Corp., RB 5.75%, 06/01/52(c)	1,000	1,023,257
Series A, 4.00%, 06/15/56	530	406,512
Build NYC Resource Corp., Refunding RB 4.00%, 08/01/42	975	936,322
Series A, 5.00%, 06/01/43	525	541,389
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	685	723,332
5.00%, 07/01/48	1,030	1,077,929
5.00%, 07/01/52	1,635	1,749,179
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	1,180	1,253,076
4.00%, 07/01/46	2,235	2,202,018
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	855,895

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Madison County Capital Resource Corp., RB (continued)
Series B, 5.00%, 07/01/43	$2,940	$3,088,038
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(d)	1,440	1,454,152
Series A, 4.00%, 07/01/39	500	504,199
Series A, 4.00%, 07/01/50	14,560	14,276,095
New York State Dormitory Authority, RB 1st Series, (AMBAC), 5.50%, 07/01/40	4,580	5,741,506
Series A, 5.00%, 07/01/46	790	816,612
Series A, 5.00%, 07/01/51	220	224,517
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	2,130	2,178,046
Series A, 5.25%, 07/01/23(d)	12,930	13,070,282
Series A, 5.00%, 07/01/35	1,380	1,454,922
Series A, 4.00%, 07/01/37	240	240,127
Series A, 5.00%, 07/01/38	1,475	1,593,637
Series A, 5.00%, 07/01/43	2,520	2,578,953
Series A, 5.00%, 07/01/48	6,900	7,135,262
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	2,200	2,458,817
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/38	1,835	2,053,112
5.00%, 12/01/39	3,215	3,587,532
Troy Capital Resource Corp., Refunding RB 5.00%, 09/01/35	550	604,087
4.00%, 09/01/40	985	941,040
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,351,845
Series A, 5.00%, 07/01/41	825	845,828
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	380	377,572
Series A, 5.00%, 10/15/50	645	612,215
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,280	1,289,902

		82,048,334

Health — 6.9%
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,495	1,395,950
Class A, 5.50%, 07/01/47	920	840,544
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,810	1,921,226
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	285	227,829
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	855	770,903
5.00%, 12/01/46	375	378,071
Series A, 5.00%, 12/01/32	830	831,287
Series A, 5.00%, 12/01/37	350	350,223
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,450	1,381,885
4.00%, 12/01/39	525	498,589
3.00%, 12/01/40	1,270	947,647
4.00%, 12/01/46	3,805	3,528,719
New York State Dormitory Authority, RB Series C, 4.25%, 05/01/39	1,000	1,000,187

Security	Par (000)	Value

Health (continued)
New York State Dormitory Authority, RB (continued)
Series D, 4.25%, 05/01/39	$300	$300,056
New York State Dormitory Authority, Refunding RB 4.25%, 05/01/52	4,355	4,240,729
5.00%, 05/01/52	4,650	4,891,530
Series A, 5.00%, 05/01/32	3,525	3,706,167
Catholic Health Services, 4.00%, 07/01/45	815	570,654
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	3,070	2,468,965
Suffolk County Economic Development Corp., RB, Series C, Catholic Health Services, 5.00%, 07/01/32	625	645,744
Westchester County Local Development Corp., Refunding RB(c)
5.00%, 07/01/41	610	517,381
5.00%, 07/01/46	750	612,677

		32,026,963

Housing — 10.8%
New York City Housing Development Corp., RB, M/F Housing
Class F-1, (FHA), 4.60%, 11/01/42	275	282,754
Series A, (HUD SECT 8), 2.70%, 08/01/45	275	204,895
Series B-1, 5.00%, 07/03/23(d)	1,675	1,691,460
Series B-1, 5.25%, 07/03/23(d)	6,865	6,939,485
Series B-1-A, 3.65%, 11/01/49	1,125	961,406
Series B-1-A, 3.75%, 11/01/54	1,615	1,375,245
Series E-1, (SONYMA HUD SECT 8), 4.20%, 11/01/42	1,080	1,092,372
Series F-1, (FHA), 2.60%, 11/01/56	5,455	3,538,855
Series G-1, 3.90%, 05/01/45	550	509,198
Series H, 2.60%, 11/01/50	2,175	1,490,021
Series I-1, (FHA), 2.55%, 11/01/45	1,805	1,318,233
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	560	490,119
New York City Housing Development Corp., Refunding RB, M/F Housing
3.85%, 05/01/58	2,084	1,793,511
Series C-1, 4.00%, 11/01/53	2,525	2,259,701
New York State Housing Finance Agency, RB, Series D, (SONYMA), 3.80%, 11/01/49	2,050	1,801,241
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	1,045	1,005,486
Series E, (SONYMA), 3.80%, 11/01/49	1,130	991,555
Series H, 4.15%, 11/01/43	1,650	1,596,322
Series H, 4.20%, 11/01/48	1,095	1,036,686
Series I, 4.05%, 11/01/48	1,210	1,128,794
Series J-1, (SONYMA HUD SECT 8), 3.00%, 11/01/61	825	575,295
Series J-1, (SONYMA HUD SECT 8), 3.10%, 05/01/66	1,090	761,628
Series M-1, (SONYMA), 2.65%, 11/01/54	765	517,086
Series P, 3.15%, 11/01/54	1,315	994,847
Series A, AMT, 4.65%, 11/15/38	1,500	1,500,351
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA FNMA), 3.85%, 11/01/39	2,415	2,304,374
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	500	348,503
Series 239, (SONYMA), 2.70%, 10/01/47	1,630	1,329,234
State of New York Mortgage Agency, Refunding RB
Series 190, 3.80%, 10/01/40	1,680	1,647,480
Series 231, 2.50%, 10/01/46	3,555	2,778,965

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, Refunding RB (continued)
Series 194, AMT, 3.80%, 04/01/28	$2,485	$2,479,538
Series 218, AMT, 3.60%, 04/01/33	1,040	1,034,522
Series 218, AMT, 3.85%, 04/01/38	125	124,208
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,445	2,447,247

		50,350,617

State — 13.5%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S1-B, (SAW), 3.00%, 07/15/49	2,750	2,290,948
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/35	1,130	1,207,310
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	6,070	6,175,424
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	2,000	2,267,178
Series A, 5.00%, 03/15/38	3,970	4,320,301
Series A, 5.00%, 03/15/39	1,610	1,750,027
Series A, 5.00%, 03/15/40	8,130	8,794,380
Series A, 5.00%, 03/15/44	8,025	8,585,079
Series B, 5.00%, 03/15/39	2,280	2,449,092
Series C, 4.00%, 03/15/45	3,900	3,927,085
New York State Dormitory Authority, Refunding RB
Series B, 5.00%, 02/15/37	2,130	2,336,254
Series B, 5.00%, 02/15/43	1,325	1,410,942
Series B, 4.00%, 02/15/46	2,835	2,831,153
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	6,110	6,120,326
Series C, 5.00%, 03/15/32	2,000	2,006,520
New York State Urban Development Corp., Refunding RB 4.00%, 03/15/46	5,500	5,323,263
Series A, 5.00%, 03/15/45	1,000	1,040,530

		62,835,812

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,195,225
5.00%, 06/01/48	820	821,567
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,460	2,383,802
Series A-2-B, 5.00%, 06/01/51	800	769,541
Series B, 5.00%, 06/01/41	655	669,975
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,650	1,669,671
5.25%, 05/15/40	2,250	2,273,036
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	323,334
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,540	2,550,063

		13,656,214

Transportation — 35.3%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	2,795	2,901,657
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	1,525	1,605,944
Series A, (AGM), 4.00%, 02/15/47	2,760	2,721,161
Metropolitan Transportation Authority, RB Series A, 5.00%, 05/15/23(d)	1,000	1,006,786

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, RB (continued)
Series A, 5.00%, 11/15/42	$3,500	$3,704,439
Series A-1, 5.25%, 11/15/23(d)	5,405	5,518,699
Series A-1, 4.00%, 11/15/45	1,125	1,027,647
Series E, 5.00%, 11/15/38	7,785	7,827,724
Metropolitan Transportation Authority, Refunding RB
Series A, (AGM), 4.00%, 11/15/46	1,035	1,018,981
Series C-1, 4.75%, 11/15/45	1,795	1,792,291
Series C-1, 5.00%, 11/15/56	2,350	2,376,969
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,536,639
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	5,671,563
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	930	930,590
New York Liberty Development Corp., Refunding RB
Series 1, 2.25%, 02/15/41	5,700	4,299,556
Series 1, 2.75%, 02/15/44	3,405	2,557,530
New York State Thruway Authority, RB
Series N, 5.00%, 01/01/35	550	620,798
Series N, 4.00%, 01/01/43	6,420	6,430,458
Series N, 4.00%, 01/01/44	2,750	2,721,667
Series A, Junior Lien, 5.00%, 01/01/36	1,715	1,839,845
New York State Thruway Authority, Refunding RB
Series A-1, 3.00%, 03/15/48	2,750	2,169,926
Series K, 5.00%, 01/01/29	2,225	2,335,999
Series K, 5.00%, 01/01/31	1,500	1,562,003
Series L, 5.00%, 01/01/34	840	934,892
Series L, 5.00%, 01/01/35	970	1,072,304
Series B, Subordinate, 4.00%, 01/01/45	5,945	5,787,279
Series B, Subordinate, 4.00%, 01/01/53	985	938,199
New York Transportation Development Corp., RB
AMT, 5.00%, 12/01/35	1,595	1,709,210
AMT, 5.00%, 12/01/39	950	995,210
AMT, 4.00%, 10/31/46	825	738,052
AMT, 4.00%, 04/30/53	990	848,245
Series A, AMT, 5.00%, 07/01/46	9,945	9,917,303
Series A, AMT, 5.25%, 01/01/50	4,675	4,690,661
New York Transportation Development Corp., Refunding RB
Series A, AMT, 4.00%, 12/01/41	275	251,133
Series A, AMT, 4.00%, 12/01/42	275	249,451
Niagara Frontier Transportation Authority, Refunding RB
AMT, 5.00%, 04/01/34	125	134,475
AMT, 5.00%, 04/01/35	110	117,720
AMT, 5.00%, 04/01/36	120	127,864
AMT, 5.00%, 04/01/37	140	148,330
AMT, 5.00%, 04/01/38	70	73,982
AMT, 5.00%, 04/01/39	95	100,263
Port Authority of New York & New Jersey, RB, Series 221, AMT, 4.00%, 07/15/55	8,850	8,262,909
Port Authority of New York & New Jersey, Refunding RB 5.00%, 10/15/47	1,000	1,054,924
5.00%, 11/15/47	4,000	4,249,040
183th Series, 4.00%, 06/15/44	1,500	1,504,068
Series 179, 5.00%, 12/01/38	1,390	1,420,698
AMT, 5.00%, 01/15/47	765	824,834
177th Series, AMT, 4.00%, 01/15/43	735	719,123
178th Series, AMT, 5.00%, 12/01/43	750	760,729
186th Series, AMT, 5.00%, 10/15/44	1,000	1,017,398
195th Series, AMT, 5.00%, 04/01/36	1,500	1,562,229

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB (continued)
Series 178th, AMT, 5.00%, 12/01/33	$1,140	$1,160,062
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Class A, 4.00%, 05/15/57	1,600	1,605,203
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	4,600	5,033,545
Series A, 5.00%, 11/15/49	1,185	1,272,676
Series A, 5.00%, 11/15/56	6,670	7,156,890
Series B, 5.00%, 11/15/40	1,010	1,062,865
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/38	1,000	1,003,124
Series A, 5.00%, 11/15/45	510	539,722
Series A, 5.25%, 11/15/45	1,460	1,519,099
Series A, 5.00%, 11/15/50	6,115	6,259,491
Series A, 4.00%, 05/15/51	1,365	1,304,858
Series A, 5.00%, 05/15/57	1,360	1,483,178
Series A-1, 5.00%, 05/15/51	2,750	2,994,662
Series C, 5.00%, 11/15/37	1,050	1,143,000
Series C, 5.00%, 05/15/47	2,135	2,348,079
Series C, 4.13%, 05/15/52	4,900	4,807,375
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(b)	9,700	7,237,820

		164,321,046

Utilities — 21.2%
Long Island Power Authority, RB 5.00%, 09/01/35	2,000	2,243,810
5.00%, 09/01/36	975	1,075,773
5.00%, 09/01/37	3,825	4,195,516
5.00%, 09/01/42	335	353,751
5.00%, 09/01/47	1,625	1,699,565
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	930	977,601
New York City Municipal Water Finance Authority, RB
Series AA-1, 4.00%, 06/15/51	1,365	1,334,417
Series AA-1, 5.25%, 06/15/52	5,350	6,063,112
Series BB-1, 3.00%, 06/15/50	2,730	2,169,119
Series CC-1, 4.00%, 06/15/52	6,600	6,519,269
Series DD, 5.00%, 06/15/47	2,750	2,891,460
Series GG, 5.00%, 06/15/48	1,160	1,263,435
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/38	1,390	1,512,063
Series BB-1, 5.00%, 06/15/44	2,205	2,471,009
Series GG, 5.00%, 06/15/39	5,090	5,377,738
Series HH, 5.00%, 06/15/39	3,000	3,165,159
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	9,875	9,737,609
Series A, 4.00%, 11/15/55	8,545	8,343,073
Series A, 4.00%, 11/15/60	560	546,303
New York State Environmental Facilities Corp., RB 5.00%, 08/15/41	1,370	1,471,570
Series B, 5.00%, 03/15/45	5,145	5,432,806
Series B, Subordinate, 5.00%, 06/15/48	1,345	1,448,229

Security	Par (000)	Value

Utilities (continued)
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	$4,275	$4,557,445
Series A, 5.00%, 06/15/45	18,920	20,015,864
Utility Debt Securitization Authority, Refunding RB, Series A, Restructured, 5.00%, 12/15/35	3,500	3,813,450

		98,679,146

Total Municipal Bonds in New York		657,318,636

Puerto Rico — 5.0%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	689,610
Series A-1, Restructured, 5.00%, 07/01/58	1,042	1,026,631
Series A-2, Restructured, 4.78%, 07/01/58	123	117,082
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,317,757
Series B-1, Restructured, 4.75%, 07/01/53	746	711,222
Series B-1, Restructured, 5.00%, 07/01/58	9,024	8,896,716
Series B-2, Restructured, 4.33%, 07/01/40	7,120	6,804,321
Series B-2, Restructured, 4.78%, 07/01/58	722	686,332
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	10,409	2,890,454

Total Municipal Bonds in Puerto Rico		23,140,125

Total Municipal Bonds — 146.3% (Cost: $685,580,723)		681,106,513

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 10.5%

County/City/Special District/School District — 0.8%
City of New York New York, Refunding GO, Sub- Series 1-I, 5.00%, 03/01/36	3,500	3,599,425

Education — 2.7%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/44	10,000	10,737,715
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/33(d)	1,981	2,004,678

		12,742,393

Housing — 0.9%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	4,280	4,287,144

Transportation — 4.1%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	5,500	5,791,932
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	3,900	4,050,630
Series 231, AMT, 5.50%, 08/01/47(f)	3,807	4,290,842
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,000	4,905,485

		19,038,889

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 2.0%
City of New York New York, GO, Series B, 5.25%, 10/01/47	$5,395	$6,184,365
Utility Debt Securitization Authority, Refunding RB, Restructured, Series B, 4.00%, 12/15/35	2,980	3,079,085

		9,263,450

Total Municipal Bonds in New York		48,931,301

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.5% (Cost: $47,238,712)		48,931,301

Total Long-Term Investments — 156.8% (Cost: $732,819,435)		730,037,814

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.26%(g)(h)	609,146	609,206

Total Short-Term Securities — 0.1% (Cost: $609,177)		609,206

Total Investments — 156.9% (Cost: $733,428,612)		730,647,020

Other Assets Less Liabilities — 1.7%		7,357,917

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.4)%		(24,955,886)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.2)%		(247,468,614)

Net Assets Applicable to Common Shares — 100.0%		$465,580,437

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2030, is $2,644,888. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$—	$609,177	(a)	$—	$—	$29	$609,206	609,146	$65,390	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	128	03/22/23	$14,696	$(229,935)
U.S. Long Bond	227	03/22/23	29,645	(895,088)
5-Year U.S. Treasury Note	140	03/31/23	15,323	(197,002)

				$(1,322,025)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,322,025	$—	$1,322,025

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,729,718	$—	$3,729,718

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,583,681	$—	$1,583,681

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$60,042,719

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$681,106,513	$—	$681,106,513
Municipal Bonds Transferred to Tender Option Bond Trusts	—	48,931,301	—	48,931,301

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$609,206	$—	$—	$609,206

	$609,206	$730,037,814	$—	$730,647,020

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,322,025)	$—	$—	$(1,322,025)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(24,787,085)	$—	$(24,787,085)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(272,487,085)	$—	$(272,487,085)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.3%

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Series A, AMT, 5.00%, 01/01/50	$460	$472,962

Pennsylvania — 130.2%

Corporate — 3.1%
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	1,900	1,872,676
Pennsylvania Economic Development Financing Authority, RB
Series A, AMT, 0.58%, 08/01/37(a)	2,000	1,923,140
Series A, AMT, 3.25%, 08/01/39(b)	1,950	1,561,872
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	135	135,489

		5,493,177

County/City/Special District/School District — 28.2%
Altoona Area School District, GO, Series A, AMT, (AGM, SAW), 5.00%, 12/01/36	1,180	1,261,762
Bethlehem Area School District, GO
Series A, AMT, (BAM, SAW), 5.00%, 08/01/34	1,610	1,710,780
Series A, AMT, (BAM, SAW), 5.00%, 08/01/35	1,210	1,286,042
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,107,768
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	610	628,277
(SAW), 5.00%, 10/01/38	920	947,573
(SAW), 5.00%, 10/01/40	145	160,580
(SAW), 5.00%, 10/01/42	145	159,632
Bristol Township School District, GO
(SAW), 5.00%, 06/01/40	775	781,518
(BAM, SAW), 5.00%, 06/01/42	1,685	1,791,088
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	715	623,204
4.75%, 03/01/50	1,520	1,230,615
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,706,373
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	1,360	1,456,391
Coatesville School District, GO, CAB(c)
Series A, (BAM, SAW), 0.00%, 10/01/34	160	102,295
Series A, (BAM, SAW), 0.00%, 10/01/35	1,435	868,860
Series A, (BAM, SAW), 0.00%, 10/01/37	1,395	749,679
Coatesville School District, Refunding GO, CAB(c)
Series B, (BAM, SAW), 0.00%, 10/01/33	275	185,034
Series B, (BAM, SAW), 0.00%, 10/01/34	550	351,640
Series C, (BAM, SAW), 0.00%, 10/01/33	360	242,226
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,235	1,302,256
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	1,345	1,452,663
(SAW), 5.00%, 02/01/42	1,250	1,332,154
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	130	130,747
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 06/30/32	925	1,025,030
AMT, 5.50%, 06/30/43	2,500	2,725,512
AMT, 5.75%, 06/30/48	1,980	2,192,820

Security	Par (000)	Value

County/City/Special District/School District (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 6.00%, 06/30/61	$1,305	$1,447,396
School District of Philadelphia, GO, Series D, (AGM, SAW), 3.00%, 09/01/44	2,345	1,928,746
Shaler Area School District, GO, (XLCA SAW), 0.00%, 09/01/30(c)	6,145	4,934,945
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/36	870	963,856
(SAW), 5.00%, 03/01/37	890	978,946
(SAW), 5.00%, 03/01/40	1,025	1,109,831
(SAW), 5.00%, 03/01/43	775	832,336
State Public School Building Authority, RB(c)
(AGM, SAW), 0.00%, 12/15/23	1,980	1,931,945
(AGM, SAW), 0.00%, 12/15/24	1,980	1,882,204
(AGM, SAW), 0.00%, 12/15/25	1,770	1,635,967
Township of Lower Paxton Pennsylvania, GO, Series A, 4.00%, 04/01/40	150	152,907
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	695	764,617
West Shore School District, GO
(SAW), 5.00%, 11/15/43	2,095	2,224,917
(SAW), 5.00%, 11/15/48	1,200	1,260,187

		49,561,319

Education — 23.8%
Berks County Municipal Authority, Refunding RB 5.00%, 10/01/39	160	154,742
5.00%, 10/01/49	430	396,372
Bethlehem Redevelopment Authority, Refunding RB, 4.00%, 10/01/38	170	163,857
Chester County Industrial Development Authority, RB, 4.00%, 12/01/51	3,600	3,516,048
Delaware County Authority, RB
5.00%, 08/01/40	1,205	1,259,687
5.00%, 08/01/45	1,610	1,663,465
East Hempfield Township Industrial Development Authority, RB(d)
5.00%, 07/01/23	785	792,191
5.00%, 07/01/25	1,255	1,330,271
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	285	241,721
Lehigh County Industrial Development Authority, Refunding RB, 4.00%, 05/01/51	840	639,913
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,160	1,170,010
Pennsylvania Higher Education Assistance Agency, RB
Series A, AMT, 2.63%, 06/01/42	1,085	949,456
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	271,972
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,058,392
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/37	1,325	1,231,456
5.00%, 05/01/41	500	526,671
Series A, 5.25%, 07/15/23(d)	1,580	1,597,617
Series A, 5.50%, 07/15/23(d)	385	389,722
Series A, 5.00%, 11/01/31	845	927,924
Series A, (AGM), 4.00%, 05/01/50	4,645	4,445,149
Philadelphia Authority for Industrial Development, RB 4.00%, 06/15/29	280	268,331

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, RB (continued)
5.00%, 06/15/39	$335	$323,427
4.00%, 06/01/41	260	218,765
4.00%, 12/01/48	3,300	3,310,976
5.00%, 06/15/49	935	856,384
5.00%, 06/15/50	575	542,333
4.00%, 06/01/51	205	157,025
5.25%, 11/01/52	1,355	1,459,144
4.00%, 06/01/56	290	215,162
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/40	375	347,463
5.00%, 06/15/40(b)	620	621,402
4.00%, 05/01/42	1,445	1,117,726
5.00%, 05/01/50	1,120	986,253
5.00%, 06/15/50(b)	415	405,066
Series 2015, 5.00%, 04/01/45	2,170	2,227,041
Series A, 5.25%, 06/15/52	375	368,536
Sports & Exhibition Authority of Pittsburgh and Allegheny County, RB, Series A, (AGM), 1.66%, 11/01/38(a)	2,390	2,390,000
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/38	830	843,807
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 2.02%, 02/15/24(a)	1,380	1,388,497

		41,773,974

Health — 31.6%
Allegheny County Hospital Development Authority, RB
Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,223,650
Series D2, 4.44%, 11/15/47(a)	1,040	1,074,425
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	1,700	1,705,115
Series A, (AGM-CR), 4.00%, 04/01/44	3,440	3,355,063
Series A, 5.00%, 04/01/47	700	719,469
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/51	1,000	783,402
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	940	944,645
Cumberland County Municipal Authority, Refunding RB 5.00%, 01/01/25(d)	255	266,943
5.00%, 01/01/29(d)	580	665,027
4.00%, 01/01/36	395	365,171
4.13%, 01/01/38	160	145,428
5.00%, 01/01/38	1,290	1,293,488
5.00%, 01/01/39	110	114,246
Doylestown Hospital Authority, RB, Series A, 5.00%, 07/01/49	500	413,213
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	2,060	1,898,243
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,395	4,515,375
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB
5.00%, 07/01/33	925	965,309
(AGM), 4.00%, 07/01/40	825	814,772
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	575	593,908
Lancaster Industrial Development Authority, RB 4.00%, 12/01/44	420	408,391

Security	Par (000)	Value

Health (continued)
Lancaster Industrial Development Authority, RB (continued)
4.00%, 12/01/49	$565	$534,190
Lancaster Industrial Development Authority, Refunding RB, 5.75%, 05/01/23(d)	865	871,288
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/44	3,100	2,962,261
4.00%, 09/01/49	665	619,258
Series A, 5.00%, 09/01/37	840	887,721
Series A, 5.00%, 09/01/48	1,100	1,135,895
Montgomery County Industrial Development Authority, RB
Series C, 4.00%, 11/15/43	200	173,517
Series C, 5.00%, 11/15/45	915	918,633
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	220	214,037
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,345	2,257,067
Northampton County General Purpose Authority, Refunding RB
5.00%, 08/15/46	1,000	1,021,658
5.00%, 08/15/48	1,125	1,159,408
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	8,000	8,020,104
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	2,000	2,029,288
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	3,000	3,108,165
St. Mary Hospital Authority, Refunding RB
5.00%, 12/01/28(d)	2,495	2,856,598
5.00%, 12/01/48	1,255	1,310,009
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,481,023
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	230	207,411
Series A, 4.00%, 11/15/41	225	193,086
Series A, 4.00%, 11/15/46	335	277,235

		55,503,135

Housing — 4.3%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	685	517,956
Series 137, 2.60%, 04/01/46	2,730	1,959,048
Series 2022, 4.15%, 10/01/42	2,000	1,990,234
Philadelphia Authority for Industrial Development, RB, M/F Housing(e)(f)
Series A, 3.50%, 12/01/36	810	537,709
Series A, 4.00%, 12/01/46	2,970	1,971,602
Series A, 4.00%, 12/01/51	805	534,390

		7,510,939

State — 2.3%
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	300	302,347
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,920	3,822,906

		4,125,253

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 3.4%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	$4,175	$4,570,168
5.00%, 06/01/35	1,295	1,408,118

		5,978,286

Transportation — 23.8%
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series B, AMT, 5.00%, 07/01/37	1,100	1,153,018
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,110	2,227,972
Delaware River Port Authority, RB, 5.00%, 01/01/37	2,285	2,334,744
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,380	7,416,715
Pennsylvania Turnpike Commission, RB
Series A, 5.50%, 12/01/42	1,685	1,789,858
Sub-Series B-1, 5.00%, 06/01/42	2,730	2,853,800
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,050,121
Series A, Subordinate, 4.00%, 12/01/46	1,000	978,055
Series A, Subordinate, (BAM), 4.00%, 12/01/50	1,385	1,357,475
Pennsylvania Turnpike Commission, RB, CAB(c)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,975	933,515
Sub-Series A-3, 0.00%, 12/01/42	4,760	1,906,328
Pennsylvania Turnpike Commission, Refunding RB
Series A-1, 5.25%, 12/01/45	3,270	3,378,695
Series B, 5.25%, 12/01/52	775	854,003
Series B-2, (AGM), 5.00%, 06/01/35	1,850	2,016,248
Southeastern Pennsylvania Transportation Authority, RB
5.25%, 06/01/47	2,305	2,604,055
5.25%, 06/01/52	8,000	8,968,272

		41,822,874

Utilities — 9.7%
Bucks County Water and Sewer Authority, RB
Series A, (AGM), 5.00%, 12/01/37	780	818,838
Series A, (AGM), 5.00%, 12/01/40	1,000	1,046,863
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series C, 5.50%, 06/01/47	1,900	2,168,383
Series A, AMT, 5.00%, 10/01/43	3,040	3,261,665
Series A, AMT, 5.25%, 10/01/52	810	854,022
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(d)	420	422,283
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	953,440
Oxford Area Sewer Authority, Refunding RB
(BAM), 3.00%, 07/01/35	100	95,536
(BAM), 3.00%, 07/01/46	1,255	962,703
Pennsylvania Economic Development Financing Authority, Refunding RB, Class B, 2.90%, 12/01/38(a)	1,000	1,000,000
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	800	844,316
5.00%, 08/01/31	600	633,197
5.00%, 08/01/32	800	843,698
5.00%, 08/01/33	400	421,523
5.00%, 08/01/34	700	738,301

Security	Par (000)	Value

Utilities (continued)
Pittsburgh Water & Sewer Authority, Refunding RB, Series C, (AGM), 2.31%, 09/01/40(a)	$1,380	$1,383,689
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	582,491

		17,030,948

Total Municipal Bonds in Pennsylvania		228,799,905

Puerto Rico — 4.9%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	265	252,412
Series A-1, Restructured, 5.00%, 07/01/58	389	383,262
Series A-2, Restructured, 4.78%, 07/01/58	46	43,787
Series A-2, Restructured, 4.33%, 07/01/40	519	496,310
Series B-1, Restructured, 4.75%, 07/01/53	283	269,807
Series B-1, Restructured, 5.00%, 07/01/58	3,423	3,374,719
Series B-2, Restructured, 4.33%, 07/01/40	2,701	2,581,246
Series B-2, Restructured, 4.78%, 07/01/58	274	260,464
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	3,575	992,735

Total Municipal Bonds in Puerto Rico		8,654,742

Total Municipal Bonds — 135.4% (Cost: $241,594,775)		237,927,609

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Pennsylvania — 14.1%

Education — 6.5%
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	11,335	11,444,260

Health — 4.1%
General Authority of Southcentral Pennsylvania, Refunding RB, Series A, 5.00%, 06/01/44(d)	7,000	7,219,902

State — 3.5%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(h)	6,000	6,181,056

Total Municipal Bonds in Pennsylvania		24,845,218

Total Municipal Bonds Transferred to Tender Option Bond
Trusts — 14.1%
(Cost: $24,448,873)		24,845,218

Total Long-Term Investments — 149.5% (Cost: $266,043,648)		262,772,827

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(i)(j)	8,961,407	$8,963,199

Total Short-Term Securities — 5.1% (Cost: $8,960,511)		8,963,199

Total Investments — 154.6% (Cost: $275,004,159)		271,736,026

Other Assets Less Liabilities — 0.3%		519,835

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.0)%		(14,135,821)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.9)%		(82,364,164)

Net Assets Applicable to Common Shares — 100.0%		$175,755,876

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 1, 2026, is $3,123,333. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,965,312	$4,998,777	(a)	$—	$(2,665)	$1,775	$8,963,199	8,961,407	$89,991	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	48	03/22/23	$5,511	$(57,404)
U.S. Long Bond	73	03/22/23	9,533	(194,374)
5-Year U.S. Treasury Note	55	03/31/23	6,020	(46,234)

				$(298,012)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$298,012	$—	$298,012

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,074,738	$—	$2,074,738

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$122,832	$—	$122,832

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,326,617

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$237,927,609	$—	$237,927,609
Municipal Bonds Transferred to Tender Option Bond Trusts	—	24,845,218	—	24,845,218
Short-Term Securities
Money Market Funds	8,963,199	—	—	8,963,199

	$8,963,199	$262,772,827	$—	$271,736,026

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(298,012)	$—	$—	$(298,012)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(14,060,000)	$—	$(14,060,000)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(96,660,000)	$—	$(96,660,000)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 1.4%
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	$1,565	$1,467,572
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	2,835	2,938,971
Huntsville Public Building Authority, RB, 5.00%, 02/01/47	7,000	7,662,242

		12,068,785

Arizona — 1.9%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	810	768,000
5.00%, 07/01/54	945	910,759
Series A, 5.00%, 07/01/39	1,480	1,426,543
Series A, 5.00%, 07/01/49	1,675	1,527,816
Series A, 5.00%, 07/01/54	1,290	1,153,007
City of Mesa Arizona Utility System Revenue, RB, Series A, 5.00%, 07/01/43	6,000	6,546,984
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	1,620	1,467,386
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	630	623,762
5.00%, 07/01/54(a)	1,420	1,318,413
Series A, 5.00%, 09/01/42	435	456,768

		16,199,438

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,100	3,694,346

California — 10.3%

California Community Housing Agency, RB, M/F Housing(a)
3.00%, 08/01/56	380	270,240
Series A, 5.00%, 04/01/49	645	579,073
Series A-2, 4.00%, 08/01/47	4,150	3,437,333
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/23(b)	2,965	2,994,122
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	5,040	5,149,076
City of Los Angeles Department of Airports, Refunding RB, AMT, 5.50%, 05/15/47	2,000	2,233,872
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	430	316,259
CSCDA Community Improvement Authority, RB, M/F Housing(a)
5.00%, 09/01/37	325	318,316
4.00%, 10/01/56	470	404,032
4.00%, 12/01/56	495	367,003
Series A, 4.00%, 06/01/58	2,955	2,477,422
Senior Lien, 3.13%, 06/01/57	1,780	1,248,901
Series A, Senior Lien, 4.00%, 12/01/58	2,720	2,112,961
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(c)	5,110	4,118,190
Long Beach Unified School District, GO, Series B, Election 2008, 0.00%, 08/01/34(c)	5,000	3,568,490

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28(d)	$3,975	$3,934,642
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(c)	7,620	4,125,552
Poway Unified School District, Refunding GO(c) 0.00%, 08/01/35	7,820	5,190,548
Series B, 0.00%, 08/01/36	10,000	6,172,930
Rio Hondo Community College District, GO(c)
Series C, Election 2004, 0.00%, 08/01/37	8,000	4,811,032
Series C, Election 2004, 0.00%, 08/01/38	12,940	7,405,446
San Diego County Regional Airport Authority, RB, Series B, AMT, Subordinate, 4.00%, 07/01/46	2,050	1,996,825
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(b)(c)	8,765	4,462,940
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,779,085
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 05/01/44	14,215	15,010,614
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,027
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(c)	6,545	4,090,088

		89,585,019

Colorado — 3.8%
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/37	5,000	5,898,340
City of Colorado Springs Colorado Utilities System Revenue, RB, Series B, 4.00%, 11/15/46	11,820	11,860,566
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	2,530	2,480,597
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	3,365	3,071,252
Colorado Health Facilities Authority, RB 5.00%, 11/01/42	2,500	2,651,803
5.25%, 11/01/52	2,750	2,946,031
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,528,986
STC Metropolitan District No. 2, Refunding GO
Series A, 5.00%, 12/01/38	1,285	1,276,705
Series A, 5.00%, 12/01/49	1,000	932,076

		32,646,356

Connecticut — 0.0%
Connecticut State Health & Educational Facilities
Authority, RB, Series A-1, 5.00%, 10/01/54(a)	390	334,769

District of Columbia — 0.4%
District of Columbia, RB, Series A, 5.50%, 07/01/47	2,750	3,241,268

Florida — 16.2%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	4,535	4,659,867
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	5,000	4,980,775

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB(a) 5.00%, 01/01/55	$1,640	$1,269,626
Series A, 5.00%, 06/01/55	1,475	1,249,058
Series A, 5.50%, 06/01/57	500	456,764
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,309,528
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,965	3,094,603
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/40	3,290	1,532,219
Series A, 0.00%, 09/01/42	1,150	478,517
Series A, 0.00%, 09/01/45	2,000	691,798
County of Broward Florida Airport System Revenue, RB
Series A, AMT, 5.00%, 10/01/40	3,000	3,098,766
Series A, AMT, 5.00%, 10/01/42	3,000	3,152,256
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	540,616
Series B, AMT, 5.00%, 10/01/40	9,365	9,759,295
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/48	1,750	1,934,100
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series A, 4.00%, 10/01/44	9,500	9,310,655
County of Miami-Dade Seaport Department, RB(b)
Series A, 6.00%, 10/01/23	5,695	5,817,454
Series B, AMT, 6.00%, 10/01/23	3,685	3,751,970
Series B, AMT, 6.25%, 10/01/23	1,165	1,190,199
County of Miami-Dade Seaport Department, Refunding RB
Series B-1, AMT, Subordinate, 4.00%, 10/01/46	1,000	969,213
Series B-2, AMT, Subordinate, 4.00%, 10/01/50	3,500	3,329,942
Florida Development Finance Corp., RB(a) 6.50%, 06/30/57	1,085	1,092,778
AMT, 5.00%, 05/01/29	1,500	1,410,987
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	820	700,064
Greater Orlando Aviation Authority, RB
Series A, AMT, 5.00%, 10/01/34	5,060	5,501,859
Sub-Series A, AMT, 5.00%, 10/01/42	4,760	4,993,711
Hillsborough County Aviation Authority, RB, AMT, 5.00%, 10/01/47	2,500	2,669,132
LT Ranch Community Development District, SAB 4.00%, 05/01/40	1,415	1,252,695
4.00%, 05/01/50	2,000	1,622,918
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	14,360	14,740,540
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	1,675	1,751,442
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,550	1,612,927
5.00%, 08/01/47	4,590	4,773,499
Palm Beach County School District, COP, Series B, 5.25%, 08/01/40	8,000	9,272,408
Parker Road Community Development District, Refunding SAB
3.88%, 05/01/40	900	783,869
4.10%, 05/01/50	1,000	825,762

Security	Par (000)	Value

Florida (continued)
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	$7,880	$8,492,071
School District of Broward County, GO, 5.00%, 07/01/46	5,000	5,595,795
Seminole Improvement District, RB 5.00%, 10/01/32	230	229,737
5.30%, 10/01/37	260	261,974
Town of Davie Florida, Refunding RB, 5.00%, 04/01/37	4,630	4,820,136
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,730	1,713,802
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	640	588,337
4.13%, 05/01/38	630	576,272

		140,859,936

Georgia — 0.7%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(a)	630	587,354
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	1,105	1,123,321
Series A, 5.00%, 06/01/53(e)	4,195	4,455,195

		6,165,870

Hawaii — 1.0%
State of Hawaii Airports System Revenue, COP
AMT, 5.00%, 08/01/27	2,000	2,018,078
AMT, 5.00%, 08/01/28	1,775	1,790,462
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	5,275	5,116,666

		8,925,206

Illinois — 9.7%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,955	4,131,701
Series A, 5.00%, 12/01/40	1,270	1,288,745
Series A, 5.00%, 12/01/41	1,000	1,013,233
Series A, 5.00%, 12/01/47	2,595	2,604,098
Chicago Board of Education, Refunding GO, Series B, 5.00%, 12/01/36	1,300	1,334,974
Chicago O’Hare International Airport, RB Class A, AMT, Senior Lien, 5.00%, 01/01/48	1,935	2,029,906
Series D, Senior Lien, 5.25%, 01/01/42	8,285	8,836,814
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	3,250	3,306,160
Illinois Finance Authority, Refunding RB 4.00%, 08/15/41	1,750	1,751,019
Series C, 5.00%, 08/15/44	985	991,377
Metropolitan Pier & Exposition Authority, RB(c)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	12,978,820
Series A, (NPFGC), 0.00%, 12/15/34	41,880	25,760,514
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(c)	9,430	3,579,251
State of Illinois, GO 5.25%, 02/01/33	5,860	5,993,069
5.50%, 07/01/33	2,235	2,259,484
5.25%, 02/01/34	5,360	5,480,552
5.50%, 07/01/38	1,200	1,212,617

		84,552,334

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.5%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(b)	$3,825	$3,851,636

Iowa — 0.1%
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B2, Subordinate, 0.00%, 06/01/65(c)	9,355	1,171,283

Kentucky — 1.1%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(a)	475	453,767
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.60%, 07/01/39(d)	8,225	9,466,695

		9,920,462

Louisiana — 0.7%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/48	1,200	1,180,618
New Orleans Aviation Board, RB, Series B, AMT, 5.00%, 01/01/40	4,825	4,897,312

		6,077,930

Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	2,815	2,676,845

Massachusetts — 2.1%
Commonwealth of Massachusetts, GO, Series E, 5.25%, 09/01/43	10,000	11,049,550
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	5,950	6,036,364
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,340	1,310,038

		18,395,952

Michigan — 3.4%
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	1,600	1,747,266
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/48	4,000	4,285,232
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/46	5,980	5,906,404
Michigan State University, Refunding RB, Series B, 4.00%, 02/15/39	2,125	2,184,287
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	1,944,252
AMT, 5.00%, 12/31/43	9,940	10,077,192
State of Michigan Trunk Line Revenue, RB, Series B, 4.00%, 11/15/45	2,500	2,488,575
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	1,080	1,100,468

		29,733,676

Minnesota — 0.4%
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	3,380	3,753,517

Nevada — 1.3%
City of Las Vegas Nevada Special Improvement District No. 814, SAB 4.00%, 06/01/39	380	347,155

Security	Par (000)	Value

Nevada (continued)
City of Las Vegas Nevada Special Improvement District No. 814, SAB (continued)
4.00%, 06/01/44	$1,015	$895,177
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	9,730	10,392,730

		11,635,062

New Jersey — 9.3%
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	2,320	2,417,015
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	590	612,616
Series WW, 5.25%, 06/15/25(b)	55	58,786
Series WW, 5.25%, 06/15/33	445	471,364
Series WW, 5.00%, 06/15/34	570	600,619
Series WW, 5.00%, 06/15/36	2,635	2,761,022
Series WW, 5.25%, 06/15/40	970	1,008,202
AMT, 5.13%, 01/01/34	1,930	1,946,264
AMT, 5.38%, 01/01/43	4,920	4,965,018
New Jersey Economic Development Authority, Refunding RB, Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	1,928,189
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	6,095	5,818,299
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,280,020
Series AA, 5.25%, 06/15/33	4,150	4,187,097
Series AA, 5.00%, 06/15/38	3,990	4,051,450
Series AA, 5.50%, 06/15/39	5,625	5,682,741
Series C, (AGC-ICC AMBAC), 0.00%, 12/15/25(c)	8,550	7,931,151
Series D, 5.00%, 06/15/32	1,825	1,899,217
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	10,000	5,800,220
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	5,265	5,810,001
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,000	4,121,264
Series A, 5.25%, 06/01/46	11,035	11,495,535
Sub-Series B, 5.00%, 06/01/46	2,675	2,705,952

		80,552,042

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	540	467,499

New York — 12.9%
City of New York New York, GO
Series B, 5.25%, 10/01/42	2,500	2,897,805
Series C, 5.00%, 08/01/43	2,585	2,876,981
Series D-1, 5.25%, 05/01/42	1,155	1,341,530
Sub-Series F-1, 5.00%, 04/01/43	6,000	6,492,990
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.25%, 11/15/57	4,000	4,094,284
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 4.00%, 06/15/45	5,590	5,566,528
Series EE, 4.00%, 06/15/45	12,500	12,657,387
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A1, 5.00%, 08/01/38	2,500	2,737,235
Series E-1, 4.00%, 02/01/42	3,325	3,396,567

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax
Secured Revenue, RB (continued)
Series E-1, 4.00%, 02/01/46	$1,930	$1,937,842
Series B-1, Subordinate, 4.00%, 08/01/45	1,155	1,139,763
Series C-1, Subordinate, 4.00%, 02/01/42	8,000	8,193,504
Series C-1, Subordinate, 4.00%, 02/01/43	8,355	8,503,427
Series F-1, Subordinate, 4.00%, 02/01/38	1,700	1,747,694
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(a)	3,055	3,047,338
Series A, 2.88%, 11/15/46	10,550	8,003,367
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	4,550	4,574,966
New York State Dormitory Authority, RB, Series B, 5.00%, 03/15/39	1,625	1,745,515
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/42	1,160	1,180,078
Series E, 4.00%, 03/15/46	1,825	1,793,429
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	3,275	3,414,436
Series A, AMT, 5.25%, 01/01/50	8,300	8,327,805
Port Authority of New York & New Jersey, RB, 221st Series, AMT, 4.00%, 07/15/45	3,000	2,950,788
Port Authority of New York & New Jersey, Refunding RB, Series 226, AMT, 5.00%, 10/15/39	2,500	2,731,838
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 05/15/47	10,000	10,997,990

		112,351,087

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	10,610	10,121,091
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	4,500	4,674,452
County of Montgomery Ohio, RB, Catholic Health Services, 5.45%, 11/13/23(b)	11,135	11,386,117
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	1,500	1,473,261
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	1,950	1,951,897
Series A-1, Junior Lien, 5.25%, 02/15/33	2,730	2,732,656

		32,339,474

Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	2,800	1,449,294

Pennsylvania — 7.7%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	255	206,485
4.00%, 07/01/51	150	117,510
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	8,000	7,927,648
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	7,115	7,276,895
AMT, 5.00%, 12/31/38	6,850	6,917,589
AMT, 5.00%, 06/30/42	8,805	8,848,805
AMT, 5.75%, 06/30/48	1,645	1,821,813
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	4,934,840

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	$6,075	$6,181,780
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,775	1,857,241
Series A-1, 5.00%, 12/01/41	2,320	2,425,648
Series B, 5.00%, 12/01/40	4,920	5,144,391
Series C, 5.50%, 12/01/23(b)	1,565	1,601,003
Sub-Series B-1, 5.00%, 06/01/42	7,330	7,662,401
Pennsylvania Turnpike Commission, Refunding RB
Series A-1, 5.00%, 12/01/40	2,165	2,258,699
Series B, 5.25%, 12/01/44	1,500	1,682,648

		66,865,396

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,270,635
Series A-1, Restructured, 5.00%, 07/01/58	2,007	1,977,397
Series A-2, Restructured, 4.78%, 07/01/58	214	203,703
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,268,301
Series B-1, Restructured, 4.75%, 07/01/53	1,302	1,241,302
Series B-1, Restructured, 5.00%, 07/01/58	15,757	15,534,748
Series B-2, Restructured, 4.33%, 07/01/40	12,433	11,881,758
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,198,705
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	13,259	3,681,865

		39,258,414

Rhode Island — 1.2%
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	2,605	2,610,116
Series B, 5.00%, 06/01/50	7,465	7,505,326

		10,115,442

South Carolina — 5.7%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	2,630	2,517,231
5.00%, 11/01/43	5,000	5,255,410
5.00%, 04/01/44	285	274,701
4.00%, 04/01/49	270	210,673
5.00%, 04/01/49	765	721,166
4.00%, 04/01/54	580	438,071
5.00%, 04/01/54	1,385	1,292,152
7.50%, 08/15/62(a)	1,290	1,284,100
South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	6,530	6,866,961
South Carolina Public Service Authority, RB
Series A, 4.00%, 12/01/43	3,000	2,898,867
Series A, 5.50%, 12/01/54	11,450	11,648,222
South Carolina Public Service Authority, Refunding RB 5.00%, 12/01/38	5,870	5,981,436
Series B, 5.00%, 12/01/51	3,000	3,161,481
Series B, (AGM-CR), 5.00%, 12/01/56	7,155	7,391,179

		49,941,650

Tennessee — 1.2%
Mercer County Improvement Authority, RB
Series B, AMT, 5.50%, 07/01/41	1,875	2,092,536
Series B, AMT, 5.50%, 07/01/42	2,000	2,238,636

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	$4,665	$4,700,137
New Memphis Arena Public Building Authority, RB, CAB(c)
0.00%, 04/01/38	700	365,876
0.00%, 04/01/39	750	374,030
0.00%, 04/01/40	750	356,471

		10,127,686

Texas — 7.6%
Arlington Higher Education Finance Corp., RB(a)
7.50%, 04/01/62	1,420	1,518,480
7.88%, 11/01/62	1,195	1,244,122
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,295	1,296,138
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	730,395
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	705,226
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Junior Lien, 5.00%, 02/01/44	4,500	4,967,960
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,745	2,798,313
Houston Independent School District, Refunding GO, (PSF), 5.00%, 02/15/42	10,000	10,635,840
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(b)(c)	9,685	4,779,499
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(b)(c)	5,810	3,301,538
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,385	1,267,466
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/39	9,080	9,726,115
Port Authority of Houston of Harris County Texas, RB, 4.00%, 10/01/46	1,025	1,006,678
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	960	923,032
Series A, 5.00%, 07/01/53	1,180	1,259,744
Series B, 5.00%, 07/01/34	5,000	5,450,420
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	2,095	2,139,668
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	780,531
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	3,630	3,655,533
Texas State Technical College, RB, (AGM), 5.50%, 08/01/42	3,335	3,864,385
Texas Water Development Board, RB, Series B, 4.00%, 10/15/43	4,315	4,367,760

		66,418,843

Utah — 1.9%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/36	3,475	3,699,006
Series A, AMT, 5.00%, 07/01/43	3,490	3,644,042
Series A, AMT, 5.00%, 07/01/48	3,140	3,249,360

Security	Par (000)	Value

Utah (continued)
Intermountain Power Agency, Refunding RB, Series A, 5.00%, 07/01/44	$5,000	$5,581,940
Utah Charter School Finance Authority, RB(a)
Series A, 5.00%, 06/15/39	190	189,200
Series A, 5.00%, 06/15/49	380	362,132

		16,725,680

Virginia — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,030	2,944,948

Washington — 1.1%
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.00%, 08/01/47	4,350	4,621,723
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.00%, 08/15/41	5,000	4,889,230

		9,510,953

Wisconsin — 3.6%
Public Finance Authority, RB
5.00%, 10/15/51(a)	650	590,038
Class A, 4.25%, 06/15/31(a)	270	252,971
Class A, 5.00%, 06/15/41(a)	895	816,571
Class A, 5.00%, 06/15/51(a)	590	503,589
Class A, 6.00%, 06/15/52	450	441,765
Class A, 6.13%, 06/15/57	505	497,294
Series A, 5.00%, 11/15/41	450	456,620
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/39	100	90,241
5.00%, 09/01/49	145	119,471
5.00%, 09/01/54	660	530,416
University of Wisconsin Hospitals & Clinics, RB, 4.00%, 04/01/46	2,000	1,961,976
Wisconsin Health & Educational Facilities Authority, RB, 4.00%, 08/15/46	3,000	2,839,803
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	7,813,182
4.00%, 12/01/46	5,130	5,031,807
Series A, 5.00%, 11/15/36	8,955	9,456,032

		31,401,776

Total Municipal Bonds — 116.7% (Cost: $997,806,558)		1,015,959,874

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 1.4%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series B, 5.00%, 11/15/46	11,790	12,165,197

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	8,500	8,797,266

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California — 2.6%
Los Angeles Unified School District, GO, 5.25%, 07/01/47	$9,750	$11,239,790
State of California, Refunding GO, 5.00%, 04/01/45	10,500	11,594,536

		22,834,326

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43(g)	5,833	6,224,000

Florida — 4.0%
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	14,090	14,902,014
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,077,147
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	10,500	10,805,067

		34,784,228

Illinois — 9.1%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Second Lien, (BAM), 5.00%, 12/01/46	10,000	10,481,290
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 07/15/42	20,000	21,122,350
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,833	5,846,804
Series A, 5.00%, 01/01/40	7,622	7,910,002
Series A, 5.00%, 01/01/44	8,000	8,599,272
Series A, 5.00%, 01/01/46	10,470	11,385,612
Series B, 5.00%, 01/01/40	2,930	3,106,043
Series C, 5.00%, 01/01/36	10,000	10,520,121

		78,971,494

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.25%, 01/01/44	10,000	11,061,380

Michigan — 2.9%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	5,591	5,713,763
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	2,410	2,506,636
Michigan State Housing Development Authority, RB, S/F Housing, 5.50%, 06/01/53	5,260	5,745,698
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	10,000	10,826,420

		24,792,517

Nebraska — 1.1%
Omaha Public Power District, RB, Series A, 5.00%, 02/01/47	8,975	9,889,972

New Jersey — 1.3%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	11,131,283

New York — 11.6%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	9,850	9,941,374
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/35	4,740	4,927,461
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/43	12,040	13,918,812
Series D-1, 5.50%, 11/01/45	5,900	6,931,810

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/41	$9,795	$10,560,101
New York State Urban Development Corp., RB
5.00%, 03/15/43	10,000	11,259,845
Series A-1, 5.00%, 03/15/43	14,280	14,321,726
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/41	7,790	8,850,877
5.00%, 03/15/44	8,280	9,271,232
Triborough Bridge & Tunnel Authority, Refunding RB, Series D-2, Senior Lien, 5.25%, 05/15/47	9,810	11,184,190

		101,167,428

Ohio — 1.8%
University of Cincinnati, RB, Series A, 5.00%, 06/01/45	15,025	15,853,062

Texas — 1.2%
Dallas Area Rapid Transit, Refunding RB, BAB, Series B, Senior Lien, 5.00%, 12/01/47	9,480	10,357,203

Washington — 4.9%
Port of Seattle Washington, Refunding ARB, Series A, AMT, 5.00%, 05/01/43	15,500	16,109,011
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.50%, 08/01/47	10,665	11,786,618
State of Washington, GO, Series A-3, 5.00%, 08/01/47	13,395	15,049,456

		42,945,085

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.9% (Cost: $376,276,748)		390,974,441

Total Long-Term Investments — 161.6% (Cost: $1,374,083,306)		1,406,934,315

	Shares

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(h)(i)	8,004,393	8,005,994

Total Short-Term Securities — 0.9% (Cost: $8,004,187)		8,005,994

Total Investments — 162.5% (Cost: $1,382,087,493)		1,414,940,309
Other Assets Less Liabilities — 1.0%		8,278,480
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.6)%		(196,611,136)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.9)%		(356,108,513)

Net Assets Applicable to Common Shares — 100.0%		$870,499,140

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 1, 2026, is $3,075,710. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,050,831	$4,950,242	(a)	$—	$3,419	$1,502	$8,005,994	8,004,393	$93,230	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	197	03/22/23	$22,618	$(372,992)
U.S. Long Bond	288	03/22/23	37,611	(1,212,244)
5-Year U.S. Treasury Note	187	03/31/23	20,468	(286,248)

				$(1,871,484)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,871,484	$—	$1,871,484

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,339,607	$—	$3,339,607

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(396,873)	$—	$(396,873)

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$95,884,672

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,015,959,874	$—	$1,015,959,874
Municipal Bonds Transferred to Tender Option Bond Trusts	—	390,974,441	—	390,974,441
Short-Term Securities
Money Market Funds	8,005,994	—	—	8,005,994

	$8,005,994	$1,406,934,315	$—	$1,414,940,309

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,871,484)	$—	$—	$(1,871,484)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
Loan for TOB Trust Certificates	$—	$(1,654,800)	$—	$(1,654,800)
TOB Trust Certificates	—	(193,969,017)	—	(193,969,017)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(552,023,817)	$—	$ (552,023,817)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) January 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 149.2%

Corporate — 5.0%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	$420	$440,325
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,025	5,724,786
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(b)	120	113,925
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	930	969,596
AMT, 5.00%, 10/01/40	2,750	2,808,363
New York Transportation Development Corp., Refunding RB
AMT, 2.25%, 08/01/26	1,200	1,138,679
AMT, 3.00%, 08/01/31	1,180	1,088,606
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	2,710	2,627,673

		14,911,953

County/City/Special District/School District — 26.1%
Battery Park City Authority, RB, 4.00%, 11/01/44	2,280	2,304,027
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	800	792,147
Series B, 5.25%, 10/01/39	525	618,529
Series B, 5.25%, 10/01/40	405	475,127
Series C, 5.00%, 08/01/43	385	428,487
Series D, 5.38%, 06/01/32	25	25,064
Series D, 5.00%, 12/01/43	4,000	4,356,084
Series D-1, 4.00%, 03/01/44	620	633,065
Series E-1, 5.00%, 03/01/39	1,620	1,766,746
Series F-1, 5.00%, 03/01/43	2,000	2,245,020
Series F-1, 4.00%, 03/01/47	1,945	1,967,058
Sub-Series D-1, 5.00%, 08/01/31	1,820	1,844,124
Sub-Series F-1, 5.00%, 04/01/43	930	1,006,413
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45	1,000	1,066,426
Series C, 5.00%, 10/01/29	500	559,879
Series C, 5.00%, 10/01/31	1,420	1,587,730
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	565	606,287
New York City Industrial Development Agency, RB(c)
(AGC), 0.00%, 03/01/35	500	308,202
(AGC), 0.00%, 03/01/39	1,000	485,807
(AGC), 0.00%, 03/01/42	3,710	1,522,732
(AGC), 0.00%, 03/01/45	2,000	684,918
New York City Industrial Development Agency, Refunding RB
(AGM), 4.00%, 03/01/45	4,430	4,314,328
4.00%, 03/01/45	1,930	1,861,678
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.00%, 02/01/32	5,000	5,138,065
Series E-1, 4.00%, 02/01/49	1,880	1,839,099
Series F-1, 5.00%, 05/01/38	1,425	1,540,536
Sub-Series A-1, 5.00%, 08/01/40	1,900	2,065,988
Sub-Series A-3, 4.00%, 08/01/43	1,035	1,042,565
Sub-Series B-1, 5.00%, 11/01/35	425	439,836
Sub-Series B-1, 5.00%, 11/01/36	340	351,886
Sub-Series E-1, 5.00%, 02/01/39	1,015	1,090,022

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series E-1, 5.00%, 02/01/43	$3,600	$3,835,818
Subordinate, 4.00%, 05/01/39	2,045	2,096,655
Series A-1, Subordinate, 5.00%, 08/01/41	1,000	1,137,224
Series A-1, Subordinate, 4.00%, 08/01/48	2,000	1,987,770
Series A-2, Subordinate, 5.00%, 08/01/38	605	655,626
Series C-3, Subordinate, 5.00%, 05/01/41	2,445	2,644,683
New York Convention Center Development Corp., RB, CAB(c)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	980,220
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	4,000	773,160
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	5,755	5,993,418
5.00%, 11/15/45	7,290	7,502,657
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	965	798,072
Class 2, 5.38%, 11/15/40(a)	680	680,237
Series 1, 5.00%, 11/15/44(a)	2,730	2,723,153
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,035	1,167,987
Series A, 5.25%, 05/15/57	360	405,817

		78,350,372

Education — 20.5%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	595	469,497
4.00%, 07/01/51	615	431,761
Series A, 5.00%, 12/01/33	175	178,467
Series A, 4.00%, 12/01/34	130	126,819
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	545,707
5.00%, 10/01/48	410	414,349
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	353,293
Build NYC Resource Corp., RB
5.00%, 02/01/33(a)	370	376,081
5.75%, 02/01/49(a)	455	460,174
5.75%, 06/01/62(a)	665	678,311
Series A, 4.00%, 06/15/31	350	339,220
Series A, 5.13%, 05/01/38(a)	660	649,365
Series A, 5.50%, 05/01/48(a)	270	267,332
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/33	300	316,271
5.00%, 06/01/35	350	368,948
5.00%, 06/01/40	690	706,750
5.00%, 08/01/47	135	139,905
5.00%, 11/01/47	515	580,407
Series A, 5.00%, 06/01/38	750	773,026
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	172,613
5.00%, 05/01/39	125	126,048
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,028,980
5.00%, 07/01/44	500	508,345
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	450	475,182
5.00%, 07/01/48	680	711,642

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., RB (continued)
4.00%, 07/01/49	$3,000	$2,952,015
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	755	801,756
4.00%, 07/01/46	1,430	1,408,897
Geneva Development Corp., RB, 5.25%, 09/01/23(d)	900	913,785
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	310	321,430
5.00%, 10/01/35	935	969,480
4.00%, 07/01/37	220	221,093
5.00%, 07/01/47	320	332,537
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(d)	960	969,435
Series A, 4.00%, 07/01/50	3,755	3,681,781
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S1, Subordinate, (SAW), 4.00%, 07/15/45	1,500	1,502,526
New York State Dormitory Authority, RB 1st Series, (AMBAC), 5.50%, 07/01/40	1,440	1,805,190
Series A, 5.25%, 07/01/24(d)	2,000	2,078,518
Series A, 5.50%, 07/01/24(d)	2,000	2,085,422
Series A, 5.00%, 07/01/43	1,260	1,354,044
Series A, 4.00%, 03/15/47	1,170	1,145,945
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,178,046
Series A, 5.25%, 07/01/23(d)	2,820	2,850,596
Series A, 5.00%, 07/01/24(d)	500	518,837
Series A, 5.00%, 07/01/33	530	558,171
Series A, 5.00%, 07/01/34	250	266,142
Series A, 5.00%, 07/01/35	3,445	3,632,032
Series A, 5.00%, 07/01/37	835	888,001
Series A, 5.00%, 07/01/38	255	275,510
Series A, 5.00%, 07/01/43	2,960	3,029,246
Series A, 4.00%, 07/01/47	1,285	1,179,038
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	3,715	4,152,047
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	1,065	1,094,322
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	540	540,575
Series A, 5.00%, 07/01/42	335	335,155
Schenectady County Capital Resource Corp., Refunding RB
5.00%, 07/01/32	415	500,851
5.25%, 07/01/52	715	796,698
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	890	895,593
5.00%, 09/01/36	1,850	2,010,480
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,105	1,147,368
Series A, 5.00%, 07/01/41	500	512,623

Security	Par (000)	Value

Education (continued)
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	$300	$281,542
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	70	69,553
Series A, 5.00%, 10/15/50	115	109,155

		61,563,928

Health — 7.0%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	335	297,881
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,010	943,083
Class A, 5.50%, 07/01/47	620	566,454
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	680	721,787
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	305	243,817
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	600	540,985
5.00%, 12/01/46	280	282,293
Series A, 5.00%, 12/01/32	420	420,651
Series A, 5.00%, 12/01/37	1,100	1,100,700
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	2,680	2,485,405
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	1,000	1,000,187
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/39	1,165	866,357
4.25%, 05/01/52	3,000	2,921,283
5.00%, 05/01/52	500	525,971
Series A, 5.00%, 05/01/43	3,430	3,496,086
Catholic Health Services, 4.00%, 07/01/38	890	669,820
Oneida County Local Development Corp., RB, Class A, (AGM), 4.00%, 12/01/46	1,100	1,062,196
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	1,800	1,447,601
Suffolk County Economic Development Corp., RB, Series C, Catholic Health Services, 5.00%, 07/01/32	530	547,591
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	110,015
Westchester County Healthcare Corp., Refunding RB, Series B, Senior Lien, 6.00%, 11/01/30	85	85,144
Westchester County Local Development Corp., Refunding RB(a)
5.00%, 07/01/41	410	347,748
5.00%, 07/01/46	510	416,620

		21,099,675

Housing — 7.1%
New York City Housing Development Corp., RB, M/F Housing
3.15%, 11/01/44	250	213,374
Class F-1, (FHA), 4.30%, 11/01/37	1,000	1,017,572
Series B-1, 5.00%, 07/03/23(d)	1,300	1,312,775
Series B-1, 5.25%, 07/03/23(d)	3,720	3,760,361
Series B-1-A, 3.65%, 11/01/49	1,555	1,328,877
Series C-1A, 4.20%, 11/01/44	1,000	991,457

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series F-1, (FHA), 2.50%, 11/01/51	$3,670	$2,438,102
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	110	105,841
Series E, (SONYMA FNMA), 4.15%, 11/01/47	1,485	1,398,420
Series G, (SONYMA), 2.60%, 11/01/46	3,075	2,230,977
Series H, 4.25%, 11/01/51	1,000	947,470
Series J-1, (SONYMA HUD SECT 8), 2.88%, 11/01/56	2,750	1,911,849
Series M-1, (SONYMA), 2.65%, 11/01/54	1,600	1,081,488
Series P, 3.15%, 11/01/54	1,420	1,074,284
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.70%, 10/01/47	1,995	1,626,885

		21,439,732

Other — 1.6%
New York Liberty Development Corp., Refunding RB, Series A, 3.00%, 11/15/51	6,295	4,679,690

State — 12.9%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1A, (SAW), 4.00%, 07/15/39	250	255,993
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,715	5,814,258
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	1,000	1,133,589
Series A, 5.00%, 03/15/36	1,905	2,078,309
Series A, 5.00%, 03/15/39	760	826,099
Series A, 5.00%, 03/15/43	265	285,012
Series B, 5.00%, 03/15/38	560	603,843
Series B, 5.00%, 03/15/39	960	1,031,197
Series C, 4.00%, 03/15/45	1,225	1,233,508
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	3,045	3,371,101
Series A, 4.00%, 03/15/43	2,500	2,538,263
Series A, 4.00%, 03/15/49	2,720	2,669,253
Series C, 5.00%, 03/15/39	1,000	1,086,973
Series E, 5.00%, 03/15/41	2,200	2,385,475
New York State Urban Development Corp., RB
Class A, 4.00%, 03/15/47	3,500	3,429,643
Series C, 5.00%, 03/15/30	1,885	1,890,985
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/45	3,425	3,395,391
4.00%, 03/15/46	5,000	4,839,330

		38,868,222

Tobacco — 3.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	400	400,954
5.00%, 06/01/48	550	551,051
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,400	1,400,302
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	430	416,681
Series A-2-B, 5.00%, 06/01/51	2,340	2,250,907

Security	Par (000)	Value

Tobacco (continued)
New York Counties Tobacco Trust VI, Refunding RB (continued)
Series C, 4.00%, 06/01/51	$2,250	$1,840,975
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	250	252,980
5.25%, 05/15/40	630	636,450
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	934,994
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	985	988,903
Sub-Series C, 5.13%, 06/01/51	1,225	1,237,980

		10,912,177

Transportation — 41.7%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,015	1,053,732
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,440	2,585,795
Series A, 5.00%, 02/15/42	2,255	2,374,691
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(d)	1,080	1,102,718
Series E, 5.00%, 11/15/38	5,650	5,681,007
Metropolitan Transportation Authority, Refunding RB
Series A, 4.00%, 11/15/51	8,335	8,113,039
Series A-1, 5.25%, 11/15/57	1,000	1,023,571
Series B, 5.00%, 11/15/37	1,000	1,026,699
Series D, 5.25%, 11/15/23(d)	1,660	1,694,920
Sub-Series B-1, 5.00%, 11/15/31	1,500	1,531,012
Sub-Series B-1, 5.00%, 11/15/51	480	498,534
Sub-Series B-2, 4.00%, 11/15/34	1,750	1,801,653
Sub-Series C-1, 5.00%, 11/15/34	1,860	1,924,715
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,160	5,175,114
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	1,125	1,125,713
New York Liberty Development Corp., Refunding RB, Series 1, 2.75%, 02/15/44	3,125	2,347,219
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	380,585
Series A, Junior Lien, 5.00%, 01/01/46	1,285	1,327,490
New York State Thruway Authority, Refunding RB
Series A, 4.00%, 03/15/42	500	503,575
Series J, 5.00%, 01/01/41	2,500	2,545,217
Series K, 5.00%, 01/01/32	3,325	3,491,702
Series L, 5.00%, 01/01/33	90	100,693
Series L, 5.00%, 01/01/35	170	187,930
Series B, Subordinate, 4.00%, 01/01/45	7,305	7,111,198
Series B, Subordinate, 4.00%, 01/01/53	5,160	4,914,828
New York Transportation Development Corp., RB
AMT, 5.00%, 12/01/35	5,000	5,358,025
AMT, 4.00%, 12/01/42	5,000	4,595,960
AMT, 4.00%, 04/30/53	2,000	1,713,626
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,027,189
Series A, AMT, 5.00%, 07/01/46	1,040	1,037,104
Series A, AMT, 5.25%, 01/01/50	9,165	9,195,703
Port Authority of New York & New Jersey, RB, 220th Series, AMT, 4.00%, 11/01/59	2,320	2,101,581

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, Series 231st, AMT, 5.50%, 08/01/47	$3,000	$3,381,030
Port Authority of New York & New Jersey, Refunding RB
5.00%, 09/01/48	4,765	5,132,043
Series 179, 5.00%, 12/01/38	820	838,110
177th Series, AMT, 4.00%, 01/15/43	1,120	1,095,806
178th Series, AMT, 5.00%, 12/01/43	930	943,304
195th Series, AMT, 5.00%, 04/01/36	750	781,114
Series 178th, AMT, 5.00%, 12/01/33	750	763,198
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/42	1,000	1,054,811
Series A, 4.00%, 11/15/54	8,055	7,852,900
Series B, 5.00%, 11/15/40	870	915,538
Series B, 5.00%, 11/15/45	310	319,958
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/29	810	816,043
Series A, 5.25%, 11/15/45	1,330	1,383,837
Series A, 5.00%, 11/15/46	3,000	3,109,986
Series A, 5.00%, 11/15/50	1,000	1,023,629
Series A-1, 4.00%, 05/15/46	7,000	7,036,519
Series B, 5.00%, 11/15/37	725	779,852
Series C-2, 5.00%, 11/15/42	1,670	1,771,344
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	2,335	1,742,300

		125,393,860

Utilities — 23.7%
Long Island Power Authority, RB (AGM), 0.00%, 06/01/28(c)	3,515	3,026,338
5.00%, 09/01/36	340	375,141
5.00%, 09/01/38	3,375	3,674,143
5.00%, 09/01/42	290	306,232
5.00%, 09/01/47	2,195	2,295,720
Series C, (AGC), 5.25%, 09/01/29	4,000	4,615,892
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	5,000	5,666,460
Series CC-1, 4.00%, 06/15/52	5,000	4,938,840
Series DD, 5.25%, 06/15/47	245	262,458
Series FF-1, Subordinate, 4.00%, 06/15/49	9,535	9,490,071
New York City Municipal Water Finance Authority, Refunding RB
Series GG, 5.00%, 06/15/39	690	729,006
Series HH, 5.00%, 06/15/39	3,500	3,692,686
New York Power Authority, RB, (AGM), 4.00%, 11/15/61	10,000	9,642,070
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	2,000	1,972,174
Series A, 4.00%, 11/15/55	8,925	8,714,093
Series A, 4.00%, 11/15/60	585	570,691
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	635	670,878
Series B, Subordinate, 5.00%, 06/15/48	1,760	1,895,080
New York State Environmental Facilities Corp., Refunding RB, 4.00%, 06/15/47	3,110	3,151,099

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB Restructured, 5.00%, 12/15/44	$2,000	$2,289,788
Series A, Restructured, 5.00%, 12/15/35	3,000	3,268,671

		71,247,531

Total Municipal Bonds in New York		448,467,140

Puerto Rico — 4.7%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,731	1,648,778
Series A-1, Restructured, 5.00%, 07/01/58	6,296	6,203,134
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,469,709
Series A-2, Restructured, 4.33%, 07/01/40	3,004	2,872,671
Series B-1, Restructured, 4.75%, 07/01/53	130	123,940
Series B-2, Restructured, 4.78%, 07/01/58	126	119,775
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,916	1,642,802

Total Municipal Bonds in Puerto Rico		14,080,809

Total Municipal Bonds — 153.9% (Cost: $469,038,960)		462,547,949

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 6.7%

County/City/Special District/School District — 1.4%
City of New York New York, Refunding GO
Series B, 4.00%, 08/01/32	1,790	1,836,524
Sub-Series 1-I, 5.00%, 03/01/36	2,250	2,313,916

		4,150,440

Education — 1.4%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/33	4,038	4,085,291

Housing — 1.7%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	5,248	5,257,257

Transportation — 1.9%
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	2,925	3,037,972
Series 221, AMT, 4.00%, 07/15/55	2,860	2,670,273

		5,708,245

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 0.3%
Utility Debt Securitization Authority, Refunding RB, Restructured, Series B, 4.00%, 12/15/35	$840	$867,930

Total Municipal Bonds in New York		20,069,163

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7% (Cost: $20,096,558)		20,069,163

Total Long-Term Investments — 160.6% (Cost: $489,135,518)		482,617,112

	Shares

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.26%(f)(g)	3,295,336	3,295,666

Total Short-Term Securities — 1.1% (Cost: $3,295,336)		3,295,666

Total Investments — 161.7% (Cost: $492,430,854)		485,912,778
Other Assets Less Liabilities — 1.6%		4,844,592

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.7)%		(11,222,078)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.6)%		(179,064,225)

Net Assets Applicable to Common Shares — 100.0%		$300,471,067

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$694,571	$2,600,725	(a)	$—	$40	$330	$3,295,666	3,295,336	$35,122	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	116	03/22/23	$13,318	$(257,563)
U.S. Long Bond	232	03/22/23	30,298	(1,172,724)
5-Year U.S. Treasury Note	125	03/31/23	13,682	(192,394)

				$(1,622,681)

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,622,681	$—	$1,622,681

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,051,924	$—	$5,051,924

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$162,879	$—	$162,879

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$63,480,773

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$462,547,949	$—	$462,547,949
Municipal Bonds Transferred to Tender Option Bond Trusts	—	20,069,163	—	20,069,163
Short-Term Securities
Money Market Funds	3,295,666	—	—	3,295,666

	$3,295,666	$482,617,112	$—	$485,912,778

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,622,681)	$—	$—	$(1,622,681)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock New York Municipal Income Trust (BNY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(11,134,456)	$—	$(11,134,456)
VRDP Shares at Liquidation Value	—	(179,400,000)	—	(179,400,000)

	$—	$(190,534,456)	$—	$(190,534,456)

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2023

	MUJ	MIY	MYN	MPA

ASSETS
Investments, at value — unaffiliated(a)	$1,129,960,555	$634,107,025	$730,037,814	$262,772,827
Investments, at value — affiliated(b)	20,173,878	1,799,416	609,206	8,963,199
Cash	242,206	45,235	89,555	11,351
Cash pledged for futures contracts	1,711,000	378,000	1,399,000	477,000
Receivables:
Investments sold	3,886,719	734,667	780,125	3,282,703
Dividends — affiliated	59,540	4,412	13,376	17,266
Interest — unaffiliated	8,624,485	6,628,108	7,411,448	2,515,461
From the Manager	4,054	—	—	—
Prepaid expenses	77,201	118,149	224,861	89,106

Total assets	1,164,739,638	643,815,012	740,565,385	278,128,913

ACCRUED LIABILITIES
Payables:
Investments purchased	3,134,970	2,771,400	—	5,031,239
Accounting services fees	68,297	43,993	49,237	25,003
Capital shares redeemed	422,988	—	129,996	83,559
Custodian fees	6,182	549	3,294	2,247
Income dividend distributions — Common Shares	2,289,941	1,196,170	1,393,237	448,557
Interest expense and fees	118,953	116,474	168,801	75,821
Investment advisory fees	485,855	264,299	310,484	111,897
Directors’ and Officer’s fees	36,441	2,969	280,755	11,811
Other accrued expenses	17,159	11,897	9,362	6,696
Professional fees	32,354	35,578	60,146	33,226
Transfer agent fees	11,749	12,638	12,462	10,808
Variation margin on futures contracts	396,512	84,391	311,475	108,009

Total accrued liabilities	7,021,401	4,540,358	2,729,249	5,948,873

OTHER LIABILITIES
TOB Trust Certificates	22,059,998	19,632,058	24,787,085	14,060,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	416,333,444	231,547,727	247,468,614	82,364,164

Total other liabilities	438,393,442	251,179,785	272,255,699	96,424,164

Total liabilities	445,414,843	255,720,143	274,984,948	102,373,037

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$719,324,795	$388,094,869	$465,580,437	$175,755,876

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$766,302,714	$418,031,233	$518,787,648	$192,237,178
Accumulated loss	(46,977,919)	(29,936,364)	(53,207,211)	(16,481,302)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$719,324,795	$388,094,869	$465,580,437	$175,755,876

Net asset value per Common Share	$13.26	$13.16	$11.89	$13.37

(a) Investments, at cost — unaffiliated	$1,134,124,803	$638,829,712	$732,819,435	$266,043,648
(b) Investments, at cost — affiliated	$20,167,827	$1,798,875	$609,177	$8,960,511
(c) Preferred Shares outstanding	4,171	2,319	2,477	826
(d) Preferred Shares authorized	12,291	8,919	14,637	1,000,000
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.05
(f) Shares outstanding	54,251,113	29,500,308	39,147,085	13,146,390
(g) Shares authorized	199,987,709	199,991,081	199,985,363	Unlimited
(h) Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2023

	MYI	BNY

ASSETS
Investments, at value — unaffiliated(a)	$1,406,934,315	$482,617,112
Investments, at value — affiliated(b)	8,005,994	3,295,666
Cash	227,435	160,219
Cash pledged for futures contracts	1,856,000	1,377,000
Receivables:
Investments sold	16,093,219	35,000
Dividends — affiliated	19,586	4,642
Interest — unaffiliated	13,608,776	4,876,523
Prepaid expenses	308,028	3,082

Total assets	1,447,053,353	492,369,244

ACCRUED LIABILITIES
Payables:
Investments purchased	19,364,433	—
Accounting services fees	73,577	38,214
Custodian fees	5,747	3,316
Income dividend distributions — Common Shares	2,760,103	920,429
Interest expense and fees	987,319	87,622
Investment advisory fees	597,822	226,932
Directors’ and Officer’s fees	487,539	60,232
Other accrued expenses	9,851	14,819
Professional fees	90,565	29,877
Transfer agent fees	27,380	15,193
Variation margin on futures contracts	417,547	302,862

Total accrued liabilities	24,821,883	1,699,496

OTHER LIABILITIES
TOB Trust Certificates	193,969,017	11,134,456
Loan for TOB Trust Certificates	1,654,800	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	356,108,513	179,064,225

Total other liabilities	551,732,330	190,198,681

Total liabilities	576,554,213	191,898,177

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$870,499,140	$300,471,067

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$885,282,407	$335,843,527
Accumulated loss	(14,783,267)	(35,372,460)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$870,499,140	$300,471,067

Net asset value per Common Share	$12.77	$12.25

(a) Investments, at cost — unaffiliated	$1,374,083,306	$489,135,518
(b) Investments, at cost — affiliated	$8,004,187	$3,295,336
(c) Preferred Shares outstanding	3,564	1,794
(d) Preferred Shares authorized	26,364	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001
(f) Common Shares outstanding	68,150,681	24,524,621
(g) Common Shares authorized	199,973,636	Unlimited
(h) Par value per Common Share	$0.10	$0.001

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2023

	MUJ	MIY	MYN	MPA

INVESTMENT INCOME
Dividends — affiliated	$377,519	$27,936	$65,390	$89,991
Interest — unaffiliated	23,579,376	12,135,429	14,479,965	5,109,343

Total investment income	23,956,895	12,163,365	14,545,355	5,199,334

EXPENSES
Investment advisory	2,904,784	1,565,081	1,846,346	680,576
Accounting services	72,711	49,976	54,775	28,227
Professional	53,859	38,558	43,211	46,708
Transfer agent	25,058	18,250	20,671	23,403
Directors and Officer	22,985	10,451	23,825	5,637
Liquidity fees	21,415	—	—	—
Remarketing fees on Preferred Shares	21,027	—	—	—
Registration	13,911	4,966	6,675	4,113
Printing and postage	10,279	3,980	4,290	4,273
Custodian	6,325	1,161	5,612	2,354
Miscellaneous	76,430	36,655	38,744	35,327

Total expenses excluding interest expense, fees and amortization of offering costs	3,228,784	1,729,078	2,044,149	830,618

Interest expense, fees and amortization of offering costs(a)	7,022,261	4,007,093	4,393,689	1,588,380

Total expenses	10,251,045	5,736,171	6,437,838	2,418,998
Less:
Fees waived and/or reimbursed by the Manager	(20,049)	(1,498)	(957)	(4,413)

Total expenses after fees waived and/or reimbursed	10,230,996	5,734,673	6,436,881	2,414,585

Net investment income	13,725,899	6,428,692	8,108,474	2,784,749

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,894,091)	(12,522,266)	(21,263,534)	(8,825,531)
Investments — affiliated	(3,801)	1,898	—	(2,665)
Futures contracts	5,968,971	2,921	3,729,718	2,074,738

	(13,928,921)	(12,517,447)	(17,533,816)	(6,753,458)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,468,964)	2,819,545	6,675,220	(307,018)
Investments — affiliated	(4,132)	446	29	1,775
Futures contracts	455,843	(382,001)	1,583,681	122,832

	(1,017,253)	2,437,990	8,258,930	(182,411)

Net realized and unrealized loss	(14,946,174)	(10,079,457)	(9,274,886)	(6,935,869)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(1,220,275)	$(3,650,765)	$(1,166,412)	$(4,151,120)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2023

	MYI	BNY

INVESTMENT INCOME
Dividends — affiliated	$93,230	$35,122
Interest — unaffiliated	28,531,566	9,777,403

Total investment income	28,624,796	9,812,525

EXPENSES
Investment advisory	3,533,712	1,359,580
Accounting services	83,518	42,674
Professional	50,214	42,541
Directors and Officer	42,221	10,528
Transfer agent	30,196	14,222
Registration	11,492	15,103
Custodian	7,559	3,371
Printing and postage	5,780	3,785
Liquidity fees	—	9,211
Remarketing fees on Preferred Shares	—	9,044
Miscellaneous	41,117	19,498

Total expenses excluding interest expense, fees and amortization of offering costs	3,805,809	1,529,557
Interest expense, fees and amortization of offering costs(a)	8,522,880	3,111,432

Total expenses	12,328,689	4,640,989
Less:
Fees waived and/or reimbursed by the Manager	(4,183)	(557)

Total expenses after fees waived and/or reimbursed	12,324,506	4,640,432

Net investment income	16,300,290	5,172,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(37,196,736)	(13,917,772)
Investments — affiliated	3,419	40
Futures contracts	3,339,607	5,051,924

	(33,853,710)	(8,865,808)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	17,721,238	2,830,062
Investments — affiliated	1,502	330
Futures contracts	(396,873)	162,879

	17,325,867	2,993,271

Net realized and unrealized loss	(16,527,843)	(5,872,537)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(227,553)	$(700,444)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUJ		MIY

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,725,899	$23,907,994	$6,428,692	$17,888,520
Net realized loss	(13,928,921)	(9,162,261)	(12,517,447)	(2,128,297)
Net change in unrealized appreciation (depreciation)	(1,017,253)	(76,124,888)	2,437,990	(69,271,190)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(1,220,275)	(61,379,155)	(3,650,765)	(53,510,967)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(16,900,718)	(27,360,522)	(8,298,378)	(19,830,765)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	338,609,074	—	—
Reinvestment of common distributions	255,161	407,537	247,171	84,162
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,188,954)	(571)	(409,096)	—

Net increase (decrease) in net assets derived from capital share transactions	(2,933,793)	339,016,040	(161,925)	84,162

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(21,054,786)	250,276,363	(12,111,068)	(73,257,570)

Beginning of period	740,379,581	490,103,218	400,205,937	473,463,507

End of period	$719,324,795	$740,379,581	$388,094,869	$400,205,937

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets (continued)

	MYN		MPA

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,108,474	$20,705,131	$2,784,749	$7,818,074
Net realized loss	(17,533,816)	(4,817,777)	(6,753,458)	(250,805)
Net change in unrealized appreciation (depreciation)	8,258,930	(95,645,562)	(182,411)	(34,970,876)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(1,166,412)	(79,758,208)	(4,151,120)	(27,403,607)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(8,804,723)	(23,593,604)	(3,536,081)	(8,786,444)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	11,593	138,459
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,317,546)	—	(1,900,852)	—

Net increase (decrease) in net assets derived from capital share transactions	(4,317,546)	—	(1,889,259)	138,459

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(14,288,681)	(103,351,812)	(9,576,460)	(36,051,592)

Beginning of period	479,869,118	583,220,930	185,332,336	221,383,928

End of period	$465,580,437	$479,869,118	$175,755,876	$185,332,336

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MYI		BNY

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$16,300,290	$40,669,725	$5,172,093	$14,078,237
Net realized gain (loss)	(33,853,710)	1,374,770	(8,865,808)	(3,278,196)
Net change in unrealized appreciation (depreciation)	17,325,867	(177,133,252)	2,993,271	(63,935,629)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(227,553)	(135,088,757)	(700,444)	(53,135,588)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(18,080,853)	(42,117,121)	(5,979,983)	(15,550,539)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	349,246
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(1,156,177)	—

Net increase (decrease) in net assets derived from capital share transactions	—	—	(1,156,177)	349,246

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

Total decrease in net assets applicable to Common Shareholders	(18,308,406)	(177,205,878)	(7,836,604)	(68,336,881)

Beginning of period	888,807,546	1,066,013,424	308,307,671	376,644,552

End of period	$870,499,140	$888,807,546	$300,471,067	$308,307,671

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2023

	MUJ	MIY	MYN	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,220,275)	$(3,650,765)	$(1,166,412)	$(4,151,120)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	143,133,037	137,703,429	238,907,860	84,963,738
Purchases of long-term investments	(103,607,015)	(116,621,871)	(207,585,704)	(51,982,657)
Net proceeds from sales (purchases) of short-term securities	29,234,979	1,184,195	(609,177)	(4,998,777)
Amortization of premium and accretion of discount on investments and other fees	459,571	2,379,204	1,822,559	406,375
Net realized loss on investments	19,897,892	12,520,368	21,263,534	8,828,196
Net unrealized (appreciation) depreciation on investments	1,473,096	(2,819,991)	(6,675,249)	305,243
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(30,322)	(3,500)	(12,493)	(13,443)
From the Manager	254,725	—	—	—
Interest — unaffiliated	351,319	499,606	(140,116)	471,115
Prepaid expenses	57,666	19,905	18,221	21,887
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(60,295)	(28,028)	(34,093)	(16,286)
Custodian fees	(4,731)	(4,303)	(3,926)	(3,347)
Interest expense and fees	(59,527)	25,288	60,474	(8,931)
Investment advisory fees	(520,382)	(285,678)	(257,928)	(131,531)
Directors’ and Officer’s fees	3,635	(455)	(13,221)	227
Other accrued expenses	1,208	(16)	1,693	(3,469)
Professional fees	(36,083)	(26,713)	(26,287)	(17,616)
Transfer agent fees	(8,954)	(5,531)	(5,733)	(3,127)
Variation margin on futures contracts	339,307	84,391	247,516	90,977

Net cash provided by operating activities	89,658,851	30,969,535	45,791,518	33,757,454

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(17,789,283)	(8,507,929)	(9,014,743)	(3,808,276)
Repayments of TOB Trust Certificates	(68,778,276)	(28,004,997)	(46,341,557)	(28,123,181)
Net payments on Common Shares redeemed including change in redemptions payable	(2,765,966)	(409,096)	(4,187,550)	(1,817,293)
Proceeds from TOB Trust Certificates	—	6,370,000	12,949,999	—
Decrease in bank overdraft	(28,125)	—	—	—
Amortization of deferred offering costs	22,005	5,722	11,013	8,647

Net cash used for financing activities	(89,339,645)	(30,546,300)	(46,582,838)	(33,740,103)

CASH
Net increase (decrease) in restricted and unrestricted cash	319,206	423,235	(791,320)	17,351
Restricted and unrestricted cash at beginning of period	1,634,000	—	2,279,875	471,000

Restricted and unrestricted cash at end of period	$1,953,206	$423,235	$1,488,555	$488,351

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$7,059,783	$3,976,083	$4,322,202	$1,588,664

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$255,161	$247,171	$—	$11,593

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$242,206	$45,235	$89,555	$11,351
Cash pledged
Futures contracts	1,711,000	378,000	1,399,000	477,000

	$1,953,206	$423,235	$1,488,555	$488,351

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)

Six Months Ended January 31, 2023

	MYI	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(227,553)	$(700,444)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	554,558,323	111,951,918
Purchases of long-term investments	(505,878,208)	(79,881,357)
Net purchases of short-term securities	(4,950,243)	(2,600,725)
Amortization of premium and accretion of discount on investments and other fees	1,706,908	1,167,603
Net realized loss on investments	37,193,317	13,917,732
Net unrealized appreciation on investments	(17,722,740)	(2,830,392)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(16,565)	(3,868)
Interest — unaffiliated	800,844	359,441
Prepaid expenses	11,653	18,559
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(47,302)	(26,001)
Custodian fees	(4,371)	(2,399)
Interest expense and fees	524,467	8,032
Investment advisory fees	(612,863)	(208,341)
Directors’ and Officer’s fees	(22,090)	2,059
Other accrued expenses	3,340	(2,649)
Professional fees	(33,025)	(19,776)
Transfer agent fees	(14,102)	(5,052)
Variation margin on futures contracts	367,391	287,176

Net cash provided by operating activities	65,637,181	41,431,516

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(18,830,510)	(6,205,205)
Repayments of TOB Trust Certificates	(181,301,503)	(33,772,183)
Net payments on Common Shares redeemed	—	(1,156,177)
Proceeds from TOB Trust Certificates	133,523,615	—
Proceeds from Loan for TOB Trust Certificates	1,654,800	—
Amortization of deferred offering costs	14,852	9,683

Net cash used for financing activities	(64,938,746)	(41,123,882)

CASH
Net increase in restricted and unrestricted cash	698,435	307,634
Restricted and unrestricted cash at beginning of period	1,385,000	1,229,585

Restricted and unrestricted cash at end of period	$2,083,435	$1,537,219

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$7,983,561	$3,093,717

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$227,435	$160,219
Cash pledged
Futures contracts	1,856,000	1,377,000

	$2,083,435	$1,537,219

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights

(For a share outstanding throughout each period)

	MUJ

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$13.58		$16.29		$15.83	$15.95	$15.28	$15.57

Net investment income(a)	0.25		0.64		0.73	0.69	0.66	0.71
Net realized and unrealized gain (loss)		(0.26)	(2.59)		0.48	(0.16)	0.64	(0.26)

Net increase (decrease) from investment operations		(0.01)	(1.95)		1.21	0.53	1.30	0.45

Distributions to Common Shareholders from net investment income(b)		(0.31)	(0.76)		(0.75)	(0.65)	(0.63)	(0.74)

Net asset value, end of period	$13.26		$13.58		$16.29	$15.83	$15.95	$15.28

Market price, end of period	$11.86		$13.36		$15.63	$14.21	$14.43	$12.90

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.23	%(d)	(12.14)%		8.22%	3.98%	9.44%	3.52%

Based on market price	(8.87	)%(d)	(9.91)%		15.67%	3.17%	17.28%	(8.55)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.93	%(f)	1.77	%(g)	1.44%	2.14%	2.49%	2.23%

Total expenses after fees waived and/or reimbursed	2.92	%(f)	1.74	%(g)	1.44%	2.14%	2.49%	2.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	0.92	%(f)	0.95	%(g)	0.89%	0.92%	0.92%	0.93%

Net investment income to Common Shareholders	3.92	%(f)	4.37%		4.59%	4.39%	4.28%	4.60%

Supplemental Data
Net assets, end of period (000)	$719,325		$740,380		$490,103	$476,309	$481,024	$460,727

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$417,100		$417,100		$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$263,796	(j)	$245,762	(j)	$306,707 (k)	$300,890 (k)	$302,878 (k)	$294,318 (k)

TOB Trust Certificates, end of period (000)	$22,060		$90,838		$61,534	$71,300	$59,415	$62,747

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$52,480		$13,734		N/A	N/A	N/A	N/A

Portfolio turnover rate		10%	20%		10%	13%	8%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.70% and 0.92%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Expense ratios	0.91%	0.94%	0.88%	0.91%	0.91%	0.93%

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$13.56		$16.04	$15.88	$15.70	$15.04	$15.48

Net investment income(a)	0.22		0.61	0.68	0.63	0.62	0.69
Net realized and unrealized gain (loss)		(0.34)	(2.42)	0.14	0.14	0.66	(0.42)

Net increase (decrease) from investment operations		(0.12)	(1.81)	0.82	0.77	1.28	0.27

Distributions to Common Shareholders from net investment income(b)		(0.28)	(0.67)	(0.66)	(0.59)	(0.62)	(0.71)

Net asset value, end of period	$13.16		$13.56	$16.04	$15.88	$15.70	$15.04

Market price, end of period	$11.82		$13.67	$15.80	$14.24	$14.24	$12.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.63	)%(d)	(11.35)%	5.61%	5.52%	9.42%	2.37%

Based on market price	(11.46	)%(d)	(9.28)%	16.02%	4.31%	15.80%	(4.29)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.03	%(f)	1.66%	1.44%	2.07%	2.46%	2.16%

Total expenses after fees waived and/or reimbursed	3.03	%(f)	1.66%	1.44%	2.07%	2.46%	2.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	0.91	%(f)	0.88%	0.85%	1.20%	1.09%	0.89%

Net investment income to Common Shareholders	3.39	%(f)	4.10%	4.32%	4.06%	4.11%	4.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$388,095		$400,206	$473,464	$468,752	$464,366	$444,947

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$231,900	$231,900	$231,900	$231,900	$231,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$254,292	(i)	$246,506 (i)	$304,167 (j)	$302,135 (j)	$300,244 (j)	$291,870 (j)

TOB Trust Certificates, end of period (000)	$19,632		$41,267	$41,267	$41,362	$64,527	$60,002

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$32,563		$16,309	N/A	N/A	N/A	N/A

Portfolio turnover rate		18%	22%	7%	9%	15%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Expense ratios	0.91%	0.88%	0.85%	0.88%	0.90%	0.89%

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$12.12		$14.73	$14.52	$14.38	$13.74	$14.25

Net investment income(a)	0.21		0.52	0.60	0.56	0.52	0.58
Net realized and unrealized gain (loss)		(0.22)	(2.53)	0.22	0.10	0.63	(0.50)

Net increase (decrease) from investment operations		(0.01)	(2.01)	0.82	0.66	1.15	0.08

Distributions to Common Shareholders from net investment income(b)		(0.22)	(0.60)	(0.61)	(0.52)	(0.51)	(0.59)

Net asset value, end of period	$11.89		$12.12	$14.73	$14.52	$14.38	$13.74

Market price, end of period	$10.52		$10.94	$14.56	$13.26	$13.19	$11.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.32	%(d)	(13.74)%	6.10%	5.11%	9.15%	1.07%

Based on market price	(1.66	)%(d)	(21.23)%	14.84%	4.65%	15.69%	(6.00)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.85	%(f)	1.59%	1.47%	2.05%	2.45%	2.19%

Total expenses after fees waived and/or reimbursed	2.85	%(f)	1.59%	1.47%	2.05%	2.45%	2.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	0.91	%(f)	1.24%	1.27%	1.21%	1.08%	0.91%

Net investment income to Common Shareholders	3.59	%(f)	3.91%	4.17%	3.91%	3.80%	4.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$465,580		$479,869	$583,221	$574,856	$569,102	$543,772

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$270,863	(i)	$256,882 (i)	$335,455 (j)	$332,077 (j)	$329,755 (j)	$319,528 (j)

TOB Trust Certificates, end of period (000)	$24,787		$58,179	$103,573	$111,089	$104,473	$113,020

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$29,767		$13,502	N/A	N/A	N/A	N/A

Portfolio turnover rate		29%	31%	11%	11%	19%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Expense ratios	0.91%	0.88%	0.90%	0.89%	1.08%	0.91%

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$13.92		$16.64	$16.09	$16.06	$15.27	$15.74

Net investment income(a)	0.21		0.59	0.69	0.65	0.63	0.71
Net realized and unrealized gain (loss)		(0.49)	(2.65)	0.52	(0.05)	0.80	(0.47)

Net increase (decrease) from investment operations		(0.28)	(2.06)	1.21	0.60	1.43	0.24

Distributions to Common Shareholders from net investment income(b)		(0.27)	(0.66)	(0.66)	(0.57)	(0.64)	(0.71)

Net asset value, end of period	$13.37		$13.92	$16.64	$16.09	$16.06	$15.27

Market price, end of period	$11.56		$13.54	$16.23	$14.09	$14.18	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.71	)%(d)	(12.45)%	8.09%	4.33%	10.32%	2.09%

Based on market price	(12.63	)%(d)	(12.69)%	20.40%	3.47%	12.18%	(5.01)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.79	%(f)	1.63%	1.48%	2.13%	2.55%	2.26%

Total expenses after fees waived and/or reimbursed	2.79	%(f)	1.63%	1.48%	2.12%	2.55%	2.26%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	0.95	%(f)	1.24%	1.25%	1.23%	0.99%	0.95%

Net investment income to Common Shareholders	3.21	%(f)	3.85%	4.24%	4.08%	4.11%	4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$175,756		$185,332	$221,384	$214,155	$214,359	$203,956

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600	$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$281,829	(i)	$248,524 (i)	$368,019 (j)	$359,268 (j)	$359,514 (j)	$346,921 (j)

TOB Trust Certificates, end of period (000)	$14,060		$42,183	$44,012	$54,482	$52,814	$58,176

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$19,358		$7,346	N/A	N/A	N/A	N/A

Portfolio turnover rate		21%	18%	13%	12%	21%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Expense ratios	0.95%	0.93%	0.92%	0.93%	0.96%	0.95%

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$13.04		$15.64	$15.03	$14.81	$13.98	$14.48

Net investment income(a)	0.24		0.60	0.64	0.58	0.58	0.68
Net realized and unrealized gain (loss)		(0.24)	(2.58)	0.57	0.17	0.85	(0.44)

Net increase (decrease) from investment operations	—		(1.98)	1.21	0.75	1.43	0.24

Distributions to Common Shareholders from net investment income(b)		(0.27)	(0.62)	(0.60)	(0.53)	(0.60)	(0.74)

Net asset value, end of period	$12.77		$13.04	$15.64	$15.03	$14.81	$13.98

Market price, end of period	$11.52		$12.24	$15.12	$13.55	$13.44	$12.46

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.32	%(d)	(12.66)%	8.55%	5.61%	11.11%	2.02%

Based on market price	(3.58	)%(d)	(15.20)%	16.40%	4.92%	13.13%	(10.18)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.93	%(f)	1.55%	1.37%	1.95%	2.40%	2.11%

Total expenses after fees waived and/or reimbursed	2.93	%(f)	1.55%	1.37%	1.95%	2.40%	2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	0.90	%(f)	1.14%	1.15%	1.12%	1.03%	0.89%

Net investment income to Common Shareholders	3.88	%(f)	4.18%	4.22%	3.93%	4.16%	4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$870,499		$888,808	$1,066,013	$1,024,515	$1,009,375	$952,810

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$257,692	(i)	$248,593 (i)	$399,106 (j)	$387,462 (j)	$383,214 (j)	$367,343 (j)

TOB Trust Certificates, end of period (000)	$195,624		$241,747	$239,177	$233,968	$246,471	$261,702

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$7,270		$6,150	N/A	N/A	N/A	N/A

Portfolio turnover rate		38%	15%	5%	18%	23%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Expense ratios	0.90%	0.86%	0.85%	0.86%	1.03%	0.89%

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22		Year Ended 07/31/21		Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$12.51		$15.30		$15.09		$15.09	$14.52	$15.04

Net investment income(a)	0.21		0.57		0.66		0.61	0.58	0.60
Net realized and unrealized gain (loss)		(0.23)	(2.73)		0.28		(0.05)	0.52	(0.48)

Net increase (decrease) from investment operations		(0.02)	(2.16)		0.94		0.56	1.10	0.12

Distributions to Common Shareholders from net investment income(b)		(0.24)	(0.63)		(0.73)		(0.56)	(0.53)	(0.64)

Net asset value, end of period	$12.25		$12.51		$15.30		$15.09	$15.09	$14.52

Market price, end of period	$11.17		$11.46		$15.49		$14.10	$13.81	$12.53

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.25	%(d)	(14.24)%		6.55%		4.12%	8.33%	1.13%

Based on market price	(0.21	)%(d)	(22.40)%		15.45%		6.30%	14.88%	(14.61)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.22	%(f)	1.78%		1.74	%(g)	2.36%	2.73%	2.45%

Total expenses after fees waived and/or reimbursed	3.22	%(f)	1.78%		1.74	%(g)	2.36%	2.73%	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	1.06	%(f)(i)	1.03	%(i)	1.16	%(g)	1.16%	1.14%	1.12%

Net investment income to Common Shareholders	3.59	%(f)	4.12%		4.35%		4.06%	3.98%	4.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$300,471		$308,308		$376,645		$195,844	$195,868	$188,452

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$179,400		$179,400		$179,400		$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$257,700	(j)	$237,449	(j)	$309,947	(k)	$—	$—	$—

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—		$—		$—		$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—		$—		$—		$307,243 (k)	$307,268 (k)	$299,420 (k)

TOB Trust Certificates, end of period (000)	$11,134		$44,907		$72,273		$42,523	$35,517	$31,865

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$44,069		$11,853		N/A		N/A	N/A	N/A

Portfolio turnover rate		16%	35%		12%		17%	23%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.69%, 1.69% and 1.11%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Expense ratios	1.05%	1.02%	0.00%	—%	—%	—%

(j)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MUJ (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniYield New Jersey Fund (“MYJ”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUJ’s Share Class	Shares of MUJ

MYJ	Common	24,124,417	1.01086784	Common	24,386,556	(a)
MYJ	VRDP	1,800	1	VRDP	1,800

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization, were as follows:

Target Fund

Net assets applicable to Common Shareholders	$338,609,074
Paid-in-capital	345,890,140
Accumulated loss	(7,281,066)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization were $417,894,578. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $756,503,652. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MYJ	$563,940,361	$565,420,468	$52,481,953	$180,000,000

The purpose of these transactions was to combine two funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

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Notes to Financial Statements   (unaudited)  (continued)

Assuming the reorganization had been completed on August 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended July 31, 2022, are as follows:

•Net investment income (loss): $35,270,330

•Net realized and change in unrealized gain/loss on investments: $(139,323,174)

•Net decrease in net assets resulting from operations: $(104,052,844)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUJ in connection with the reorganization were expensed by MUJ. The Manager reimbursed MUJ $161,495, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Financial Statements   (unaudited)  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (unaudited)  (continued)

managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MIY’s, MYN’s, MPA’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUJ	$417,927	$87,934	$31,402	$537,263
MIY	280,145	53,927	15,542	349,614
MYN	385,128	72,243	24,743	482,114
MPA	218,835	47,207	12,978	279,020
MYI	2,331,911	436,468	126,534	2,894,913
BNY	254,140	51,154	16,640	321,934

For the six months ended January 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUJ	$37,080,020		$22,059,998		1.69% — 1.81%	$40,320,254	2.64%
MIY	38,536,814		19,632,058		1.69 — 1.82	25,727,736	2.69
MYN	48,931,301		24,787,085		1.69 — 1.74	36,788,276	2.60
MPA	24,845,218		14,060,000		1.69 — 1.72	20,664,010	2.68
MYI	390,974,441		193,969,017		1.66 — 1.84	211,159,811	2.72
BNY	20,069,163		11,134,456		1.69 — 1.74	24,617,434	2.59

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements (unaudited)  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at January 31, 2023.

For the six months ended January 31, 2023, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MYI	$1,654,800	0.25 — 0.25%	$188,863	0.71%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except BNY, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUJ	MIY	MYN	MPA	MYI

Investment advisory fees	0.50%	0.49%	0.50%	0.49%	0.50%

For purposes of calculating these fees, for each Fund except for BNY, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

For such services, BNY pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets.

For purposes of calculating these fees, for BNY, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30,

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Notes to Financial Statements (unaudited)  (continued)

2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MUJ	$20,049
MIY	1,498
MYN	957
MPA	4,413
MYI	4,183
BNY	557

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

MUJ	$106,741,985	$145,908,346
MIY	116,037,945	138,438,096
MYN	206,505,704	239,277,985
MPA	56,638,896	87,396,255
MYI	524,901,784	570,651,542
BNY	77,864,246	111,711,918

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

MUJ	$24,000,048
MIY	10,740,450
MYN	33,063,837
MPA	5,685,245
MYI	13,488,372
BNY	18,331,793

As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUJ	$1,132,792,838	$29,895,819	$(35,639,620)	$(5,743,801)
MIY	621,146,958	6,905,934	(12,160,510)	(5,254,576)
MYN	707,956,452	17,933,026	(21,351,567)	(3,418,541)
MPA	260,928,089	5,035,062	(8,585,137)	(3,550,075)

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Notes to Financial Statements (unaudited)  (continued)

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MYI	$1,186,529,514	$56,257,897	$(25,342,403)	$30,915,494
BNY	481,280,697	9,547,299	(17,672,355)	(8,125,056)

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

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Notes to Financial Statements (unaudited)  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MPA and BNY are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUJ, MIY, MYN and MYI are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BNY for which it is $0.001. The par value for MUJ’s, MIY’s, MYN’s and MYI’s Preferred Shares outstanding is $0.10. The par value for MPA’s Preferred Shares outstanding is $0.05. The par value for BNY’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/23	Year Ended 07/31/22

MUJ	19,764	28,923
MIY	19,146	6,385
MPA	834	8,523
BNY	—	23,267

For the six months ended January 31, 2023 and year ended July 31, 2022, shares issued and outstanding remained constant for MYI.

For the year ended July 31, 2022, shares issued and outstanding remained constant for MYN.

For the year ended July 31, 2022, Common Shares of MUJ issued and outstanding increased by 24,386,597 as a result of the reorganization of MYJ with and into MUJ.

For the year ended July 31, 2022, Common Shares of MUJ issued and outstanding decreased by 41 as a result of a redemption of fractional shares from the reorganization of MYJ with and into MUJ.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30,

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (unaudited)  (continued)

2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2023, MYI did not repurchase any shares.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MUJ

	Shares	Amounts

Six Months Ended January 31, 2023	271,299	$3,188,954
Year Ended July 31, 2022	41	571

	MIY

	Shares	Amounts

Six Months Ended January 31, 2023	34,758	$409,096

	MYN

	Shares	Amounts

Six Months Ended January 31, 2023	439,499	$4,317,546

	MPA

	Shares	Amounts

Six Months Ended January 31, 2023	169,815	$1,900,852

	BNY

	Shares	Amounts

Six Months Ended January 31, 2023	113,028	$1,156,177

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Fund (for purposes of this section, a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
	04/11/22	1,800	180,000,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41
MYI	05/19/11	3,564	356,400,000	06/01/41
BNY	03/31/21	945	94,500,000	03/31/51
	04/12/21	849	84,900,000	03/31/51

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Notes to Financial Statements (unaudited)  (continued)

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MYN	MPA	MYI	BNY

Expiration date	11/30/24	07/09/23	07/09/23	07/09/23	07/09/23	11/30/24

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MUJ	Aa2	AA
MIY	Aa2	AA
MYN	Aa2	AA
MPA	Aa2	AA
MYI	Aa1	AA
BNY	Aa2	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 01/31/23

MUJ	04/17/14	11/15/24
MIY	06/25/20	06/21/23
MYN	06/22/22	06/21/23
MPA	06/22/22	06/21/23
MYI	06/22/22	06/21/23
BNY	03/31/21	11/15/24

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (unaudited)  (continued)

For the six months ended January 31, 2023, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MYN	MPA	MYI	BNY

Dividend rates	3.10%	3.15%	3.15%	3.15%	3.15%	3.10%

During the year ended July 31, 2022, issued and outstanding VRDP Shares for MUJ increased by 1,800 due to the reorganization of MYJ with and into MUJ.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUJ	$6,462,993	$22,005
MIY	3,651,757	5,722
MYN	3,900,562	11,013
MPA	1,300,713	8,647
MYI	5,613,115	14,852
BNY	2,779,815	9,683

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MUJ	02/01/23	02/15/23	03/01/23	$0.042000
	03/01/23	03/15/23	04/03/23	0.037500
MIY	02/01/23	02/15/23	03/01/23	0.040500
	03/01/23	03/15/23	04/03/23	0.034500
MYN	02/01/23	02/15/23	03/01/23	0.035500
	03/01/23	03/15/23	04/03/23	0.031500
MPA	02/01/23	02/15/23	03/01/23	0.034000
	03/01/23	03/15/23	04/03/23	0.034000
MYI	02/01/23	02/15/23	03/01/23	0.040500
	03/01/23	03/15/23	04/03/23	0.040500
BNY	02/01/23	02/15/23	03/01/23	0.037500
	03/01/23	03/15/23	04/03/23	0.030500

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MUJ	VRDP	W-7	$1,292,553
MIY	VRDP	W-7	727,531
MYN	VRDP	W-7	777,099
MPA	VRDP	W-7	259,138
MYI	VRDP	W-7	1,118,120
BNY	VRDP	W-7	555,943

(a)	Dividends declared for period February 1, 2023 to February 28, 2023.

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Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BNY. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BNY unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. After careful consideration of a number of factors including, among other factors, the potential impact to BNY’s use of leverage through preferred shares, the Fund’s Board of Directors approved the adoption of an amendment to the Fund’s Statement of Preferences governing the preferred shares which provides for acquisitions of the Fund’s outstanding preferred shares to be exempt from the limitations of the Delaware CBIA Statute. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BNY and any subsequent acquisitions of beneficial interests.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	83

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A. (a)

New York, NY 10036

The Toronto-Dominion Bank (b)

New York, NY 10019

(a) For MUJ and BNY.

(b) For MIY, MYN, MPA and MYI.

VRDP Remarketing Agent

BofA Securities, Inc. (a)

New York, NY 10036

TD Securities (USA) LLC (b)

New York, NY 10019

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	85

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY6-01/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased[1]	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs[1]	Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1-31, 2022	0	$-	0	1,231,882
September 1-30, 2022	0	$-	0	1,231,882
October 1-31, 2022	0	$-	0	1,231,882
November 1-30, 2022	92,876	$10.0755	92,876	1,139,006
December 1-31, 2022	0	$-	0	1,227,239
January 1-31, 2023	20,152	$10.8529	20,152	1,207,087
Total:	113,028	10.2141	113,028	1,207,087

1 On September 27, 2021, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 18, 2022, subject to certain conditions. On September 8, 2022, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

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Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust

Date: March 23, 2023

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